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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LONE PINE RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LONE PINE RESOURCES INC.
Suite 1100, 640 - 5th Avenue SW
Calgary, Alberta T2P 3G4

March 28, 2013

Dear Fellow Stockholder:

        You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Lone Pine Resources Inc. to be held at 9:30 a.m., Mountain Daylight Time, on May 15, 2013, at The Metropolitan Conference Centre, 333 - 4th Avenue SW, Calgary, Alberta T2P 0H9.

        The matters to be acted on at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Additionally, we will report on Lone Pine's business and financial performance.

        It is important that your shares are represented at the Annual Meeting, whether or not you plan to attend in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to submit a proxy containing your voting instructions, as soon as possible, by completing, signing and mailing the enclosed proxy card or by using the telephone or Internet voting.

        We hope you will be able to join us at our Annual Meeting in Calgary on May 15, 2013.

Sincerely,

Patrick R. McDonald Chairman of the Board

LONE PINE RESOURCES INC.
Suite 1100, 640 - 5th Avenue SW
Calgary, Alberta T2P 3G4

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 28, 2013

To the Stockholders of Lone Pine Resources Inc.:

        The 2013 Annual Meeting of Stockholders of Lone Pine Resources Inc. ("Lone Pine") will be held on May 15, 2013, at 9:30 a.m., Mountain Daylight Time, at The Metropolitan Conference Centre, 333 - 4th Avenue SW, Calgary, Alberta T2P 0H9 (the "Annual Meeting"). At the Annual Meeting, we will consider and vote upon the following matters:

  (1)
  The election of two Class II directors to serve until either (a) if Proposal 2 is approved, the 2014 Annual Meeting of Stockholders; or (b) if Proposal 2 is not approved, the 2016 Annual Meeting of Stockholders;

  (2)
  A proposed amendment to Lone Pine's Certificate of Incorporation to eliminate the classified structure of the Board of Directors over a period of two years;

  (3)
  An advisory vote to approve named executive officer compensation;

  (4)
  The ratification of the appointment by the Audit and Reserves Committee of Ernst & Young LLP as the independent registered public accounting firm of Lone Pine for the year ending December 31, 2013; and

  (5)
  The consideration of any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

        If you were a stockholder at the close of business on March 25, 2013, the record date for the Annual Meeting, you are entitled to vote at the Annual Meeting. A list of stockholders will be available and may be inspected during normal business hours for a period of at least 10 days prior to the Annual Meeting at the offices of Lone Pine, located at Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4. The list of stockholders will also be available for your review at the Annual Meeting. In the event there are not sufficient votes to constitute a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

        Your vote is important. Even if you plan to attend the Annual Meeting, please complete, sign and mail the enclosed proxy card as promptly as possible in the accompanying envelope or use the telephone or Internet voting.

By Order of the Board of Directors,

Charles R. Kraus Vice President, General Counsel & Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 15, 2013

The Notice of Annual Meeting of Stockholders, the Proxy Statement for the 2013 Annual Meeting and our Annual Report to Stockholders for the fiscal year ended December 31, 2012 are available at www.proxyvote.com.

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PROXY STATEMENT

        This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (our "Board") of Lone Pine Resources Inc. ("Lone Pine") for use at the 2013 Annual Meeting of Stockholders of Lone Pine (the "Annual Meeting").

2013 ANNUAL MEETING DATE AND LOCATION

        The Annual Meeting will be held at The Metropolitan Conference Centre, 333 - 4th Avenue SW, Calgary, Alberta T2P 0H9, on May 15, 2013, at 9:30 a.m., Mountain Daylight Time, or at such other time and place to which the Annual Meeting may be adjourned. References in this Proxy Statement to the "Annual Meeting" also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

DELIVERY OF PROXY MATERIALS

        The Notice of Annual Meeting, this Proxy Statement, the enclosed proxy card and our Annual Report to Stockholders for the fiscal year ended December 31, 2012 (the "2012 Annual Report") are being mailed together on or about March 28, 2013 to each of our stockholders entitled to notice of and to vote at the Annual Meeting.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting, including:

  •
  the election of two Class II directors;

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  the proposed amendment to our Amended and Restated Certificate of Incorporation effective as of April 25, 2011 (the "Certificate of Incorporation") to eliminate the classified structure of our Board over a period of two years;

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  an advisory vote to approve named executive officer compensation, the ratification of the appointment of Ernst & Young LLP ("Ernst & Young LLP") as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

  •
  the consideration of any other matters properly presented at the Annual Meeting. In addition, our management will report on our business and financial performance during fiscal year 2012 and respond to your questions.

 Who is entitled to vote at the Annual Meeting?

        Only our stockholders as of 5:00 p.m., Mountain Daylight Time, on March 25, 2013, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. On March 25, 2013, there were [    •    ] shares of Lone Pine common stock issued and outstanding and entitled to vote at the Annual Meeting.

How many votes can I cast?

        You are entitled to one vote for each share of Lone Pine common stock you owned at 5:00 p.m., Mountain Daylight Time, on March 25, 2013, on all matters presented at the Annual Meeting.

What is the difference between a stockholder of record and a "street name" holder?

        Most stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

  •
  Stockholder of Record.  If your shares are registered directly in your name with Computershare Limited (formerly known as Computershare Shareowner Services LLC, and previously known as BNY Mellon Shareowner Services), our U.S. transfer agent, or Equity Financial Trust Company, our Canadian transfer agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

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  Street Name Stockholder.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name." As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtained a signed proxy from the holder of record giving you the right to vote the shares.

How do I vote my shares?

        Stockholders of Record:    Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

  •
  By Internet.  You may submit a proxy electronically on the Internet by following the instructions provided on the enclosed proxy card. Please have your proxy card in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 14, 2013.

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  By Telephone.  You may submit a proxy by telephone (from the United States and Canada only) using the toll-free number listed on the enclosed proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 14, 2013.

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  By Mail.  You may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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  In Person.  You may vote in person at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote.

        Street Name Stockholders:    Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

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  By Mail.  You may indicate your vote by completing, signing and dating your proxy card or other information forwarded by your broker, bank or other nominee and returning it to such party in the manner provided in such materials.

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  By Methods Listed on Proxy Card.  Please refer to your proxy card or other information forwarded by your broker, bank or other nominee to determine whether you may submit a proxy by telephone or electronically on the Internet, following the instructions on your proxy card or other information provided by the holder of record.

  •
  In Person with a Proxy from the Holder of Record.  You may vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee. Please consult the voting form or other information sent to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

May I revoke my proxy?

        Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by:

  •
  submitting written notice of revocation to Lone Pine Resources Inc., Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4, Attn: Corporate Secretary, no later than May 14, 2013;

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  submitting a later dated proxy with new voting instructions by mail, or by telephone or Internet voting facilities no later than May 14, 2013; or

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  attending the Annual Meeting and voting your shares in person.

        If you are a street name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee holder of record in accordance with that party's procedures.

What is the effect of broker non-votes and abstentions and what vote is required to approve each proposal?

        If you are a street name stockholder, you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker, bank or other nominee how to vote your shares, it may vote your shares as it decides as to each matter for which it has discretionary authority under the rules of the New York Stock Exchange ("NYSE").

        There are also non-discretionary matters for which brokers, banks and other nominees that are subject to the rules of the NYSE do not have discretionary authority to vote unless they receive timely instructions from you. When a broker, bank or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker, bank or other nominee should vote your shares and the broker, bank or other nominee indicates it does not have authority to vote such shares on its proxy, a "broker non-vote" results. Although any broker non-vote would be counted as present at the Annual Meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

        Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.

        If you are a street name stockholder, and you do not give voting instructions, pursuant to NYSE Rule 452, the holder of record will not be permitted to vote your shares with respect to Proposal 1

(Election of Directors), Proposal 2 (Amendment to the Certificate of Incorporation) and Proposal 3 (Advisory Vote to Approve Named Executive Officer Compensation), and your shares will be considered broker non-votes with respect to these proposals. If you are a street name stockholder, and you do not give voting instructions, the holder of record will nevertheless be entitled to vote your shares with respect to Proposal 4 (Ratification of the Appointment of Ernst & Young LLP) in the discretion of the holder of record.

  •
  Proposal 1 (Election of Directors):  To be elected, each nominee for election as a director must receive the affirmative vote of a plurality of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. This means that director nominees with the most votes are elected. Votes may be cast in favor of or withheld from the election of each nominee. Votes that are withheld from a director's election will be counted toward a quorum but will not affect the outcome of the vote on the election of a director. Broker non-votes will have no effect on the outcome of the vote on the election of a director.

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  Proposal 2 (Amendment to the Company's Certificate of Incorporation to Eliminate the Classified Structure of our Board Over a Period of Two Years):  Our Board has proposed to amend our Certificate of Incorporation (Article VI, Section 6.2(b)) to eliminate the classified structure of our Board over a period of two years, so as to require all Board nominees to be elected annually, commencing at the 2015 Annual Meeting of Stockholders. Approval of this proposal requires the affirmative vote of the holders of at least 75% of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

  •
  Proposal 3 (Advisory Vote to Approve Named Executive Officer Compensation):  Approval of this proposal requires the affirmative vote of the holders of a majority of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. While this vote is required by law, it will neither be binding on our company or our Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company or our Board. However, the Compensation Committee of our Board (the "Compensation Committee") will take into account the outcome of this vote when considering future executive compensation decisions.

  •
  Proposal 4 (Ratification of the Appointment of Ernst & Young LLP):  Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of the holders of a majority of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" this proposal.

        Our Board has appointed Shane K. Abel, Vice President, Finance and Treasurer, and Charles R. Kraus, Vice President, General Counsel & Corporate Secretary, as the management proxy holders for the Annual Meeting. If you are a stockholder of record, your shares will be voted by the management proxy holders in accordance with the instructions on the proxy card you submit by mail or the instructions provided for any proxy submitted by telephone or Internet, as applicable. For stockholders who have their shares voted by duly submitting a proxy by mail, telephone or Internet, the management proxy holders will vote all shares represented by such valid proxies as our Board recommends, unless a stockholder appropriately specifies otherwise.

        Our Board recommends a vote:

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  FOR each of the Board's Class II director nominees;

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  FOR the amendment to our Certificate of Incorporation to eliminate the classified structure of our Board over a two year period;

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  FOR the advisory vote to approve named executive officer compensation; and

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  FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

        Our Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if other matters properly come before the Annual Meeting, it is intended that the enclosed proxy card will be voted in accordance with the judgment of the persons voting the proxy.

What is a quorum?

        A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock entitled to vote at the meeting. There must be a quorum for the Annual Meeting to be held. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of holders considered to be present at the Annual Meeting. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the Annual Meeting from time to time until a quorum is reached without further notice, and the persons named as proxies will vote the proxies they have been authorized at the Annual Meeting in favor of such an adjournment.

        In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the items proposed by our Board have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient proxies have been received and it is otherwise appropriate. Any adjournment will require the affirmative vote of the holders of a majority of those shares of common stock represented at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote the proxies they have been authorized to vote on any other business properly before the Annual Meeting in favor of such an adjournment.

Who will bear the cost of soliciting votes for the Annual Meeting?

        We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to our stockholders in connection with the Annual Meeting. In addition to this solicitation by mail, our directors, officers and other employees may solicit proxies by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We have retained Broadridge Investor Communication Services ("Broadridge") to aid in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting. For these services, we will pay Broadridge a fee of US$5,500 and reimburse it for certain expenses. In addition, we will reimburse brokerage firms, banks, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy materials to the beneficial owners of our common stock.

 May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

        You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read "Stockholder Proposals for 2014 Annual Meeting" for information regarding the submission of stockholder proposals and director nominations for consideration at next year's annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 15, 2013

The Notice of Annual Meeting of Stockholders, the Proxy Statement for the 2013 Annual Meeting and our Annual Report to Stockholders for the fiscal year ended December 31, 2012 are available at www.proxyvote.com.

CURRENCY PRESENTATION

        In this Proxy Statement, references to "U.S. dollars" or "US$" are to United States dollars and references to "Canadian dollars" or "Cdn$" are to Canadian dollars. We are presenting information in this Proxy Statement in U.S. dollars, unless otherwise indicated, in accordance with the rules of the Securities and Exchange Commission ("SEC"). Please note that we changed our reporting currency from the U.S. dollar to the Canadian dollar effective October 1, 2011 and the information included in our 2012 Annual Report is presented in Canadian dollars.

CORPORATE GOVERNANCE

        We are committed to good corporate governance. Our Board has adopted several governance documents to guide the operation and direction of our Board and its committees, which include the Board of Directors' Charter/Corporate Governance Guidelines, Code of Business Conduct and Ethics for Employees and Officers, Code of Business Conduct and Ethics for Members of the Board of Directors and charters for each of the Audit and Reserves Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these documents is available on our website at www.lonepineresources.com, and stockholders may obtain printed copies, free of charge, by sending a written request to Lone Pine Resources Inc., Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4, Attn: Corporate Secretary.

Board of Directors' Charter/Corporate Governance Guidelines

        Our Board has adopted the Board of Directors' Charter/Corporate Governance Guidelines ("Governance Guidelines"). Among other matters, the Governance Guidelines include the following:

  Director Qualification Standards

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  The Nominating and Corporate Governance Committee is responsible for evaluating candidates for nomination to our Board, including those recommended by stockholders, and will conduct appropriate inquiries into the backgrounds and qualifications of possible candidates. Our Board considers candidates diverse in gender, ethnic background and professional experience.

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  All candidates must possess the following personal characteristics: integrity and accountability, informed judgment, financial literacy, mature confidence and high performance standards. In addition, our Board looks for recognized achievement and reputation, an ability to contribute to specific aspects of our company's activities and the willingness and ability to make the commitment of time and effort required, including attendance at all Board meetings and committee meetings of which he or she is a member.

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  Our Board's size is fixed from time to time pursuant to our Certificate of Incorporation and Second Amended and Restated Bylaws. Pursuant to our Certificate of Incorporation, the authorized number of directors is between five and 12, and current directors are divided into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III. Our Board currently consists of six directors. If Proposal 2 passes, the Company's Certificate of Incorporation will be amended and restated to eliminate the classified structure of our Board over a two year period.

  Director Responsibilities

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  The overall responsibility of our directors is overseeing the development of, and approving, our business goals and objectives and the strategy for their achievement, including providing oversight and guidance on the strategic issues facing our company and on the implementation of appropriate business plans to effect our strategy and monitoring our progress towards the execution of our strategy and the attainment of our goals and objectives. In addition, our Board has the responsibility to understand the principal risks of the business in which our company is engaged, to achieve a proper balance between risks incurred and the potential return to stockholders and to confirm that there are systems in place that effectively monitor and manage those risks with a view to our long-term viability.

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  Directors are expected to attend Board meetings and meetings of committees on which they serve and to spend the time needed and meet as frequently as necessary to discharge their responsibilities properly.

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  Directors are expected to attend the annual meeting of stockholders.

  Director Access to Management and Independent Advisors

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  Directors have complete access to our senior management and independent advisors.

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  Our Board has the right at any time to retain independent outside financial, legal or other advisors, without obtaining the approval of any officer in advance.

  Chief Executive Officer Evaluation and Management Succession

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  Each year, the Nominating and Corporate Governance Committee leads our Board in the annual performance review of our management, including our Chief Executive Officer.

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  The Nominating and Corporate Governance Committee meets annually on succession planning. Following the termination of Messrs. Anderson and Bereznicki, our Board formed an ad hoc committee consisting of the members of the Nominating and Corporate Governance Committee, plus Patrick R. McDonald and David M. Fitzpatrick, to evaluate potential successors to the Chief Executive Officer position.

  Annual Performance Evaluation, Director Orientation and Continuing Education

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  The Nominating and Corporate Governance Committee leads the annual performance review of our Board and its committees.

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  All new directors must participate in a director orientation session.

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  Continuing directors are provided opportunities for continuing education to become more knowledgeable about specific areas of importance to our operations and governance.

Code of Business Conduct and Ethics for Employees and Officers

        Our Board has adopted a Code of Business Conduct and Ethics for Employees and Officers, including our Chief Executive Officer and senior financial officers. Any waiver or amendment of this Code may be made only by our Board and must be promptly disclosed to our stockholders. Among other matters, this Code requires each of these officers to:

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  act with honesty and integrity and in accordance with the highest legal and ethical standards;

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  comply with all applicable legal requirements of the United States, Canada and each other country in which we conduct business;

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  exercise good judgment so as to act in a manner that will reflect favorably upon our company and the individual;

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  comply with generally accepted accounting principles and internal controls at all times; and

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  report any violations of the Code to our Compliance Officer.

 Code of Business Conduct and Ethics for Members of Our Board

        Our Board has adopted a Code of Business Conduct and Ethics for Members of the Board of Directors, which sets forth the standards of behavior expected of each of our directors. Any waiver or amendment of this Code may be made only by our Board and must be promptly disclosed to our stockholders. Among other matters, this Code requires each of our directors to:

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  avoid conflicts of interest and disclose any material transactions or relationships that reasonably could be expected to give rise to a conflict of interest;

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  protect our assets and ensure their efficient use;

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  comply, and require compliance by employees, officers and other directors, with all laws, rules and regulations applicable to our company, including insider trading laws; and

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  report any violations of the Code to the Chairman of the Nominating and Corporate Governance Committee.

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND COMMITTEES

General

        Our Governance Guidelines require our Board to hold at least four quarterly meetings per year. In 2012, our Board met twelve times and acted by unanimous written consent one time. All of our directors attended at least 80% of these meetings of our Board and of the committees on which they served. Under our Governance Guidelines, our directors are expected to attend each annual meeting of our stockholders. All of our Board members attended the Company's 2012 Annual Meeting of Stockholders.

        Our Board and each of its committees annually conduct a self-evaluation to assess, and identify opportunities to improve, their respective performance. The Nominating and Corporate Governance Committee leads our Board in its annual self-evaluation.

Board Leadership Structure

        Our Board has determined that having an independent director serve as non-executive Chairman of our Board is in the best interest of our stockholders at this time. Our Chief Executive Officer is responsible for setting our strategic direction and providing us day-to-day leadership, while the Chairman of our Board facilitates the functioning of our Board independently of management. We believe this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board.

        Patrick R. McDonald is the non-executive Chairman of our Board and, until February 27, 2013, David M. Anderson served as our President and Chief Executive Officer. Effective February 27, 2013, David M. Fitzpatrick was appointed to serve as Interim Chief Executive Officer.

Board Diversity

        Our Board's objective is to select individuals with the skills and characteristics that, taken together, will assure a strong Board with experience and expertise in business and corporate governance. Our Board considers candidates diverse in gender, ethnic background and professional experience.

Independence of the Members of Our Board

        Our Board evaluated all relevant transactions and relationships between each director, or any of his family members, and our company, senior management and independent registered accounting firm.

Based on this evaluation, our Board has affirmatively determined that Messrs. Hohm, Keough, McDonald, McKenzie and Wonnacott are each an independent director, as that term is defined under the NYSE's listing standards.

        In making its independence determinations, our Board considered the fact that Mr. Keough is a partner at Bennett Jones LLP, a law firm that has provided legal services to our company and Lone Pine Resources Canada Ltd. (formerly Canadian Forest Oil Ltd., "LPR Canada") for a number of years, including prior to Mr. Keough joining our Board. However, our Board has determined that Mr. Keough's status as a partner of Bennett Jones LLP does not affect his independence with our company, noting that Mr. Keough does not personally provide any legal services to our company, nor does he directly oversee any other lawyers that provide legal services to our company. Mr. Keough does not have a direct or indirect material interest in the fees we pay to Bennett Jones LLP.

        Similarly, our Board considered the fact that Mr. Wonnacott is one of six equal partners that owns 66.66% of Buffalo Inspection Services, a company that has provided testing services to our company. However, Mr. Wonnacott has no active role in the services that the company provides, and the amount we paid for those services was approximately $206,000 in 2012 and less than $600,000 in the aggregate since 2006. As a result, our Board has determined that Mr. Wonnacott's status as an indirect owner of the service company does not affect his independence and does not interfere with the exercise of his independent judgment.

        We have in the past, and may, in the future, make donations to various charitable organizations. From time to time, some of our directors, officers and employees have been, and in the future may be, affiliated with such charities. During its independence review, our Board determined that any such affiliations did not impact the independence of our directors.

Executive Sessions of Our Board

        The independent directors meet in executive session at least four times per year, and special meetings are held as needed for the directors to properly discharge their responsibilities. Mr. McDonald, the non-executive Chairman of our Board, presides over these meetings and is responsible for preparing an agenda for the meetings of the independent directors in executive session.

Risk Oversight

        Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of our Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. In particular, the Audit and Reserves Committee is charged with oversight relating to our system of internal controls, the internal audit function, retaining and, if appropriate, terminating the independent registered public accounting firm, as well as approving the selection of our independent petroleum engineers and meeting with management and our independent petroleum engineers to review the estimates of our oil and gas reserves. Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. In addition, the entire Board reviews our business strategy, the management of our balance sheet and the implementation of our annual business plan and budget. Our annual business plan and budget includes our capital expenditures plan for the year. Our annual business plan and budget are also the source for most of the targets used in our annual incentive compensation plan, which the Compensation Committee oversees.

Committees of our Board

        Our Board has established four standing committees to assist in discharging its responsibilities: the Audit and Reserves Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee. The following chart reflects the current membership of each committee:

Director Name	Audit and Reserves Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee
David Fitzpatrick(1)				*
Dale Hohm	**
Loyola Keough			**
Patrick McDonald	*	*		**
Donald McKenzie		**	*
Robert Wonnacott	*		*

*
Member

**
Chairman

(1)
Effective February 27, 2013, Mr. Fitzpatrick was appointed our Interim Chief Executive Officer and thus was no longer eligible to serve on the Compensation Committee. He continues to serve on the Executive Committee.

Audit and Reserves Committee

        The Audit and Reserves Committee is responsible for oversight of company risks relating to accounting matters, financial reporting and legal and regulatory compliance. In particular, our Audit and Reserves Committee has the following responsibilities pursuant to its charter:

  •
  oversee the integrity of our financial statements (including oversight of our accounting and financial reporting processes and the audits of our financial statements);

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  retain our independent registered public accounting firm;

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  oversee the independence, qualifications and performance of any independent registered public accounting firm for the purpose of preparing or issuing our audit report or performing other audit, review or other attest services;

  •
  oversee the effectiveness and performance of our internal audit function;

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  oversee our system of internal controls and our internal audit function;

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  provide an open avenue of communication among our independent registered public accounting firm, financial and senior management, the internal auditing department and our Board;

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  approve the selection of our independent qualified reserves evaluator; and

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  meet with management and our independent qualified reserves evaluator to review the estimates of our oil and gas reserves.

        In connection with these purposes and to satisfy its oversight responsibilities, the Audit and Reserves Committee annually selects, engages and evaluates the performance and on-going qualifications of, and determines the compensation for, our independent registered public accounting firm, reviews our annual and quarterly financial statements and confirms the independence of our independent registered public accounting firm. The Audit and Reserves Committee also meets with our management and independent registered public accounting firm regarding the adequacy of our financial controls and our compliance with legal, tax and regulatory matters and our significant policies. In particular, during 2012 the Audit and Reserves Committee separately met regularly with our Chief Financial Officer, Controller, Ernst & Young LLP and other members of management. The Audit and Reserves Committee Chairman also routinely met between formal committee meetings with our Chief Financial Officer, Controller and Ernst & Young LLP. The Audit and Reserves Committee also receives regular reports regarding specific issues, such as the status and findings of audits being conducted by the internal and independent auditors, accounting changes that could affect our financial statements and proposed audit adjustments.

        While the Audit and Reserves Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit and Reserves Committee to plan or conduct audits, to determine that our financial statements are complete and accurate or to determine that such statements are in accordance with accounting principles generally accepted in the United States and other applicable rules and regulations. Our management is responsible for the preparation of our financial statements in accordance with accounting principles generally accepted in the United States and our internal controls. Our independent registered public accounting firm is responsible for the audit work on our financial statements. It is also not the duty of the Audit and Reserves Committee to conduct investigations or to assure compliance with laws and regulations or with our policies and procedures. Our management is responsible for compliance with laws and regulations and compliance with our policies and procedures.

        The Audit and Reserves Committee held five meetings and acted by unanimous written consent two times during 2012.

        Our Board has determined that all members of the Audit and Reserves Committee are independent as that term is defined in the NYSE's listing standards and by Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Board has determined that each member of the Audit and Reserves Committee is financially literate and that each of Messrs. Hohm and McDonald is an "audit committee financial expert" as such term is defined by the SEC. For information regarding the business experience of Messrs. Hohm and McDonald, please read "Proposals to be Voted on by Stockholders—Proposal 1—Election of Directors."

Compensation Committee

        The Compensation Committee is responsible for risks relating to employment policies and our compensation and benefits systems. Pursuant to its charter, the purposes of the Compensation Committee are to:

  •
  establish and review the overall compensation philosophy of our company;

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  review the corporate goals and objectives set by our Board, determine how to apply those goals and objectives to the compensation of our Chief Executive Officer and other executive officers;

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  evaluate the performance of our officers in light of established criteria and determine and approve the annual salary, bonus, stock options and other benefits, direct and indirect, of our Chief Executive Officer and other executive officers based on this evaluation;

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  prepare an annual compensation committee report as required by the SEC to be included or incorporated by reference in our Annual Report on Form 10-K filed with the SEC;

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  review and discuss with management the disclosures under "Executive Compensation—Compensation Discussion and Analysis" and, based on that review, determine whether to recommend to our Board that such Compensation Discussion and Analysis be included or incorporated by reference in our Annual Report on Form 10-K, in accordance with applicable rules and regulations;

  •
  conduct or authorize investigations into any matter within the scope of the responsibilities delegated to the Compensation Committee as it deems appropriate, including the authority to request any of our officers, employees or advisors to meet with the Compensation Committee or any advisors engaged by the Compensation Committee;

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  review and discuss items required to be included in this Proxy Statement pursuant to Rules 14a-21(a) and 14a-21(b) under the Exchange Act (the so-called "say-on-pay" and "say-when-on-pay" votes, respectively) and make recommendations to our Board regarding such matters;

  •
  determine the frequency of "say-on-pay" votes to be held at annual meetings of our stockholders; and

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  review, discuss and make recommendations to our Board with respect to the outcome of any "say-on-pay" and "say-when-on-pay" votes by our stockholders.

        In connection with these purposes, the Compensation Committee works with our executive officers, including our Chief Executive Officer, to implement and promote our executive compensation strategy.

  Role of Executives and the Compensation Committee in Setting Compensation

        Our compensation program is administered by the Compensation Committee. The Compensation Committee is governed by the charter of the Compensation Committee of our Board, which was adopted as of March 17, 2011 and is posted on our company website under "Corporate Governance." The charter specifies, among other things, that the Compensation Committee will take a leadership role in the design and administration of our executive compensation program and in performing at least an annual valuation of the performance of our Chief Executive Officer and other members of the senior management team. The Compensation Committee is also charged with reviewing our overall compensation philosophy, and to determine how corporate goals and objectives can be applied to our compensation program.

        The Compensation Committee has the sole authority to retain a compensation consultant or to retain outside counsel or advisors as the Compensation Committee deems appropriate. The role of the compensation consultant is to advise the Compensation Committee in its oversight role, advise management in the executive compensation design process and provide independent compensation data and analysis to facilitate the annual review of the programs. The compensation consultant attends Compensation Committee meetings as requested by the Compensation Committee.

        In October of 2011 and again in the first quarter of 2012, the Compensation Committee retained Hugessen Consulting Inc. ("Hugessen") as its independent advisor. Hugessen an independent consulting firm based in Canada but that specializes in providing advice on executive compensation in Canada and the United States, the firm does not provide any other services to us outside of matters pertaining to executive and director compensation and related corporate governance. Hugessen reports directly to the Compensation Committee, which is the sole party responsible for determining the scope of services performed by Hugessen and the directions given to Hugessen regarding the performance of such services.

        Services performed by Hugessen for the Compensation Committee during 2012 included evaluation of levels of executive compensation as compared to general market compensation data and peer companies' compensation data, evaluation of proposed compensation programs or changes to existing programs, provision of information on current executive compensation trends, and updates regarding applicable legislative and governance activity.

        The Compensation Committee considered the independence of Hugessen in light of new SEC rules and NYSE listing standards. The Compensation Committee requested and received a letter from

Hugessen addressing the consulting firm's independence, including the following factors: (1) other services provided to us by Hugessen; (2) fees paid by us as a percentage of Hugessen's total revenue; (3) policies or procedures maintained by Hugessen that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and members of the Compensation Committee; (5) any company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and Hugessen or the individual consultants involved in the engagement. The Compensation Committee discussed these considerations and concluded that the work of Hugessen did not raise any conflict of interest.

        The Compensation Committee may delegate authority to its Chairman or any of its members, as it deems appropriate. The Compensation Committee also consults with our Chief Executive Officer from time to time regarding the compensation of the remaining members of the senior management team. Specifically, our former Chief Executive Officer assisted the Compensation Committee in the administration of the Lone Pine Resources Annual Incentive Plan 2012 (the "2012 Plan"), other than with respect to items that could have directly impacted his own compensation. Our former Chief Executive Officer also worked with the rest of the named executive officer group when assisting the Compensation Committee in developing departmental goals for the 2012 Plan, and our Interim Chief Executive Officer worked with the Compensation Committee to determine whether those departmental goals had been achieved. None of the remaining named executive officers has a formal role in setting compensation or making decisions with respect to compensation for the named executive officers, although the Compensation Committee may request recommendations or information regarding compensation from any of our named executive officers as it deems appropriate.

        To the extent permitted by applicable law, the Compensation Committee may delegate some or all of its authority to subcommittees as it deems appropriate.

        The Compensation Committee held four meetings and acted by unanimous written consent four times during 2012.

        Our Board has determined that all members of the Compensation Committee are independent as that term is defined in the NYSE's listing standards. In addition, all members of the Compensation Committee are "Non-Employee Directors" for purposes of Rule 16b-3 under the Exchange Act and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for oversight of our corporate governance principles and the recommendation of candidates to be nominated for election to our Board. Pursuant to its charter, the purposes of our Nominating and Corporate Governance Committee are to:

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  identify qualified candidates and make recommendations to our Board for selection of the candidates for all directorships to be filled by our Board or by our stockholders at an annual or special meeting;

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  oversee the evaluation of our Board and our executive officers;

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  establish, monitor and recommend the purpose, structure, operations and charters of the committees of our Board and annually recommend to our Board members to serve on the committees;

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  review, on an annual basis, non-employee director compensation and recommend any changes to our Board;

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  periodically assess the need for adoption of stock ownership guidelines and recommend such adoption, if any, to our Board for approval;

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  review the Code of Business Conduct and Ethics for Employees and Officers and recommend any proposed changes to our Board for approval;

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  review our Board's policy regarding the structure of the offices of Chairman of our Board and Chief Executive Officer; and

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  perform such other functions as our Board may assign to the Nominating and Corporate Governance Committee from time to time.

        In connection with these purposes, the Nominating and Corporate Governance Committee actively seeks individuals qualified to become members of our Board, seeks to implement the independence standards required by law, applicable listing standards, our Amended and Restated Certificate of Incorporation, our Second Amended and Restated Bylaws and our Governance Guidelines and identifies the qualities and characteristics necessary for an effective Chief Executive Officer.

        In considering candidates for our Board, the Nominating and Corporate Governance Committee will consider (1) the competencies and skills our Board as a whole should possess, (2) the criteria for candidates, after considering the competencies and skills of the existing directors and (3) the competencies and skills of each potential new nominee. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Nominating and Corporate Governance Committee, as different factors may assume greater or lesser significance at particular times and the needs of our Board may vary in light of its composition and the Nominating and Corporate Governance Committee's perceptions about future issues and needs. However, while the Nominating and Corporate Governance Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, the Nominating and Corporate Governance Committee may consider, among other factors, diversity, age, skill, experience in the context of the needs of our Board, independence qualifications and whether potential nominees have relevant business and financial experience, industry or other specialized expertise and high moral character.

        The Nominating and Corporate Governance Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the Nominating and Corporate Governance Committee or stockholder recommendations, provided that the procedures set forth below are followed. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate is recommended by a stockholder or not. However, in evaluating a candidate's relevant business experience, the Nominating and Corporate Governance Committee may consider previous experience as a member of our Board. Any invitation to join our Board must be extended by our Board as a whole, by the Chairman of the Nominating and Corporate Governance Committee and by the Chairman of our Board.

        Stockholders or a group of stockholders may recommend potential candidates for consideration by the Nominating and Corporate Governance Committee by sending a written request to our Corporate Secretary at our principal executive offices, Lone Pine Resources Inc., Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4 at least 90 days but not more than 120 days prior to the anniversary date of the preceding year's annual meeting. For additional information, see "Stockholder Proposals for 2014 Annual Meeting."

        The Nominating and Corporate Governance Committee held four meetings during 2012.

        Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent as defined under the NYSE's listing standards.

 Director Resignation Policy

        On March 14, 2013, our Board adopted a new policy, which requires that, in an uncontested election, any incumbent director nominee who receives a greater number of votes "WITHHELD" from his or her election than votes "FOR" his or her election must promptly tender his or her resignation to our Board following certification of the election results. The Nominating and Corporate Governance Committee of our Board will review the circumstances surrounding the election and recommend to our Board whether to accept or reject the resignation. Our Board must act on the tendered resignation. If such resignation is rejected, our Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results. This policy is intended to comply with amendments recently adopted by the Toronto Stock Exchange ("TSX") to the TSX Company Manual. A copy of the director resignation policy is available on our website at www.lonepineresources.com in the Corporate Governance section.

Executive Committee

        Pursuant to its charter, the Executive Committee serves when our Board is not in session. The Executive Committee may exercise all the power and authority of our Board except that the Executive Committee has no authority to act in connection with those matters that our Board may not delegate to the Executive Committee, as set forth in the General Corporation Law of the State of Delaware. The Executive Committee did not meet or take any action by unanimous written consent during 2012.

Communications with Directors

        Our Board welcomes communications from our stockholders and other interested parties. Stockholders and any other interested parties may send communications to our Board, to any committee of our Board, to the non-executive Chairman of our Board or to any director in particular, to:

c/o Lone Pine Resources Inc.
Suite 1100, 640 - 5th Avenue SW
Calgary, Alberta T2P 3G4

        Any correspondence addressed to our Board, to any committee of our Board, to the non-executive Chairman of our Board or to any one of the directors in care of our office is required to be forwarded to the addressee or addressees without review by any person to whom such correspondence is not addressed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The current members of the Compensation Committee are Donald McKenzie (Chairman) and Patrick McDonald. None of the directors who served on the Compensation Committee during 2012 had ever served as one of our officers or employees prior their service on the Compensation Committee. During 2012, none of our executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any other entity of which an executive officer served on our Board or Compensation Committee. Mr. Fitzpatrick resigned from the Compensation Committee effective February 2013, in connection with his appointment as Interim Chief Executive Officer.

 TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures

        A "related person transaction" is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds US$120,000, and in which any related person had, has or will have a direct or indirect material interest.

        In connection with the completion of our initial public offering on June 1, 2011 (the "IPO"), our Board adopted an Affiliate Transaction Policy and Codes of Conduct, each as described in more detail below for purposes of identifying, reviewing, assessing and approving related persons transactions.

  Affiliate Transaction Policy

        Our Affiliate Transaction Policy covers all transactions between our company or any of our subsidiaries or controlled affiliates (including controlled joint ventures), on the one hand, and any designated person, on the other hand. The policy addresses, without limitation, the purchase or sale of assets other than blind, open-market transactions in our securities over a regulated exchange. For purposes of this policy, a "designated person" is (1) any stockholder that beneficially owns more than 5% of our outstanding shares of common stock, (2) any of our directors or executive officers or any immediate family member of such a person (including in-laws) or (3) any person known to us to be an affiliate of a person under (1) or (2) (as "affiliate" is defined under U.S. federal securities laws).

        A summary of the procedures contained in our Affiliate Transaction Policy is set forth below.

  (1)
  All Lone Pine officers are notified of the policy in writing every year.

  (2)
  Our Board may pre-authorize transactions with designated persons that fall below dollar thresholds set by our Board. Any such pre-authorization may apply only to transactions that are in our ordinary course of business and are either easily comparable to observable market transactions or are on terms no less favorable than the designated person offers to unrelated third parties.

  (3)
  Our officers are required to provide our Board with all material information relating to any proposed covered transaction (other than a transaction authorized pursuant to paragraph 2 above).

  (4)
  In determining whether to authorize and approve any proposed covered transaction, our Board has broad discretion in determining whether the transaction is reasonable in light of the circumstances. It may rely on comparable market transactions, the use of an auction process, an independent valuation or other similar methods.

  (5)
  Our Board may review the terms of a proposed covered transaction outside the presence of any directors who have a financial interest in the proposed covered transaction.

  (6)
  Other than pursuant to paragraph 2 above, a proposed covered transaction may be approved only by a majority of those directors who have no financial interest in the proposed covered transaction.

  Codes of Conduct

        Our Code of Business Conduct and Ethics for Employees and Officers and our Code of Business Conduct and Ethics for Members of the Board of Directors (collectively, the "Codes of Conduct") provide that our employees, officers and directors should avoid conflicts of interest and provide guidance with respect to the management of conflicts of interest. Conflicts of interest occur when private or family interests interfere, or even appear to interfere, with the interests of our company. We have multiple processes for reporting conflicts of interests. Under our Code of Business Conduct and

Ethics for Employees and Officers, all employees are required to report any actual or potential conflicts of interest to their supervisors, who shall consult with the Compliance Officer to determine whether a conflict of interest actually exists and to recommend measures to be taken to neutralize the adverse effect of the conflict of interest reported, if any such measures are available or appropriate under the circumstances. Under our Code of Business Conduct and Ethics for Members of the Board of Directors, our directors are required to report any suspected violation of the code to the Chairman of our Nominating and Corporate Governance Committee.

        We also have other policies and procedures to prevent conflicts of interest. For example, our Governance Guidelines require that our Board assess the independence of the non-management directors at least annually, including a requirement that it determine whether or not any such directors have a material relationship with us, either directly or indirectly, as defined therein and as further described under "Information about Our Board and Committees—Independence of the Members of our Board."

Transactions

        One of our independent directors, Mr. Wonnacott, is one of six equal partners that owns 66.66% of Buffalo Inspection Services, a company that has provided testing services to our company. However, Mr. Wonnacott has no active role in the services that the company provides, and the amount we paid for those services was approximately $206,000 in 2012 and less than $600,000 in the aggregate since 2006. As a result, our Board has determined that Mr. Wonnacott's status as an indirect owner of the service company does not affect his independence and does not interfere with the exercise of his independent judgment. In accordance with the Company's Affiliate Transaction Policy, our Board has ratified and approved the prior transactions with Buffalo Inspection Services and has pre-approved future transactions with a value not to exceed $250,000 in any fiscal year.

 PROPOSALS TO BE VOTED ON BY STOCKHOLDERS

PROPOSAL 1—ELECTION OF DIRECTORS

        Our Certificate of Incorporation currently provides for a classified Board where the directors are divided into three classes, with each class serving for three year terms. As a result, the stockholders elect approximately one-third of the members of our Board annually.

        Based on recommendations from the Nominating and Corporate Governance Committee, our Board has nominated Messrs. Patrick R. McDonald and Robert Wonnacott for election as Class II directors to serve until either (1) if Proposal 2 is approved, the 2014 Annual Meeting of Stockholders; or (2) if Proposal 2 is not approved, the 2016 Annual Meeting of Stockholders, and in each case until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each nominee is currently a director, has consented to being named as a nominee in this Proxy Statement and has indicated a willingness to serve if elected.

        On February 14, 2013, we received notice from Guy W. Adams of his intention to nominate two individuals for election to our Board at the Annual Meeting. Mr. Adams, together with his affiliates, purports to beneficially own 11,000 shares of our common stock. The nomination of the candidates proposed by Mr. Adams has not been endorsed by our Board.

        Stockholders may not cumulate their votes in the election of our directors. We have no reason to believe that the nominees will be unable or unwilling to serve if elected. However, if a nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by our Board, or our Board may reduce its size.

        The following table sets forth certain information, as of the date of this Proxy Statement, regarding our director nominees and other directors.

	Position and Offices with Lone Pine	Director Since	Age
Class II Director Nominees
Patrick R. McDonald	Director, Chairman of the Board	March 2011	56
Robert Wonnacott	Director	September 2011	53
Class I Directors
Dale J. Hohm	Director	November 2011	55
Loyola G. Keough	Director	June 2011	57
Donald McKenzie	Director	September 2011	64
Class III Director
David M. Fitzpatrick	Director	June 2011	54

        Our Board believes that each of our directors is highly qualified to serve as a member of our Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of our Board. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions with some of the most reputable organizations in the world. Our Board has also considered the fact that all of our directors have worked for, or served on the boards of directors of, a variety of companies in a wide range of industries. Our Board believes that through their varying backgrounds, our directors bring a wealth of experiences and new ideas to our Board.

        Described on the following pages are the principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board to conclude that they should serve as directors. There are no family relationships among any of our directors or executive officers.

Our Nominees for Election (Class II Directors)

Class II Directors

        Patrick R. McDonald.    Mr. McDonald was elected to our Board in March 2011. Mr. McDonald has been the President and Chief Executive Officer of Forest Oil Corporation ("Forest") since September 2012 and has been a member of Forest's board of directors since 2004. Mr. McDonald was appointed as the Chief Executive Officer, President and as Director and Chairman of the board of directors of Carbon Natural Gas Co. on February 14, 2011 and served as the Chief Executive Officer, President and Director of its predecessor company Nytis USA, a company involved in the oil and natural gas exploration and production business in Alberta, British Columbia and Northwest Territories, Canada since 2004. From 1998 to 2003, Mr. McDonald served as President, Chief Executive Officer and Director of Carbon Energy Corporation, an oil and gas exploration and production company. From 1987 to 1997, Mr. McDonald served as Chief Executive Officer, President and Director of Interenergy Corporation, a natural gas gathering, processing and marketing company. Prior to that, he worked as an exploration geologist with Texaco, Inc. where he was responsible for oil and gas exploration efforts in the Middle and Far East. Mr. McDonald received a Bachelor's degree in Geology and Economics from Ohio Wesleyan University and a Master's degree in Business Administration Finance from New York University. Mr. McDonald is a Certified Petroleum Geologist and is a member of the American Association of the Petroleum Geologists and of the Canadian Society of Petroleum Geologists.

        We believe that Mr. McDonald is well qualified to serve as a director of our company for several reasons. Mr. McDonald has many years of experience in the oil and gas exploration and production industry, and we believe that this experience is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we face. Mr. McDonald has also gained knowledge and understanding of corporate governance issues through his years of serving as a public company senior executive and board member. We believe that Mr. McDonald's geologic training and extensive knowledge and experience with exploration and production companies with operations focused mainly in the United States and Canada make him an excellent resource for our management and our other directors.

        Robert Wonnacott.    Mr. Wonnacott was elected to our Board in September 2011. Mr. Wonnacott is currently the Chief Executive Officer of Pendo Petroleum and served as the Chief Financial Officer of Grizzly Oil Sands ULC, a privately owned bitumen development company, from January 2011 to June 2011. Mr. Wonnacott held various senior positions at National Bank Financial Inc., a provider of brokerage services to consumer, corporate, government and institutional clients in Canada, from 2001 to 2009, including Managing Director and Vice Chairman of Corporate and Investment Banking, and was responsible for the investment banking practice in the oil and gas utilities sectors. From 1991 to 2001, Mr. Wonnacott held various investment banking positions, including Managing Director, with BMO Nesbitt Burns Inc. Mr. Wonnacott received his Bachelor of Science, with honors, in civil engineering from Queens University and his MBA from the University of Western Ontario.

        We believe that Mr. Wonnacott is well qualified to serve as a director of our company for several reasons. We believe that Mr. Wonnacott's many years of investment banking specializing in the oil and gas utilities sectors is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we face. Mr. Wonnacott's financial and capital markets experience with exploration and production companies make him an excellent resource for our management and our other directors.

Class I Directors

        Dale J. Hohm.    Mr. Hohm was appointed to our Board in November 2011. Mr. Hohm has served as the Chief Financial Officer of MEG Energy Corp., a Canadian oil sands company, since March 2004. Mr. Hohm has over 30 years of corporate finance and accounting experience, with 14 years of experience as the Vice President, Finance/CFO of TSX-listed companies engaged in oil and gas, upstream and services businesses. Mr. Hohm's experience includes working for Deloitte & Touche, Chartered Accountants from 1980 until 1990. He also worked for Numac Oil & Gas Ltd., serving as the Vice President, Treasurer and Corporate Secretary from 1990 until 1993, Vice President, Audit and later as the Vice President, Finance and Corporate Secretary, from 1994 until 2001. Mr. Hohm then served as the Chief Financial Officer of Enerflex Systems Ltd. from April 2001 until February 2004. Mr. Hohm received a Bachelor of Commerce from the University of Alberta in 1980 and received the designation of Chartered Accountant in 1983.

        We believe that Mr. Hohm is well qualified to serve as a director of our company for several reasons. Mr. Hohm has held leadership positions with a number of public companies engaged in oil and gas exploration and production and with a major accounting firm. He also has extensive experience with energy company audits and audit committees and related risk management matters. We believe that Mr. Hohm's many years of corporate finance and accounting experience specializing in the oil and gas exploration and production industry is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we face. Mr. Hohm also has gained knowledge and understanding of corporate governance issues through his years of working as an executive officer of numerous public companies. We believe that Mr. Hohm's financial background and extensive knowledge and experience with exploration and production companies make him an excellent resource for our management and our other directors.

        Loyola G. Keough.    Mr. Keough was appointed to our Board in June 2011. Mr. Keough has served as a partner of Bennett Jones LLP, a Canadian law firm, since 1990, chairs that firm's regulatory department and represents utility companies, pipelines, project developers, industry associations, gas buyers, producers and banks. He has particular experience in oil, gas, electricity, liquefied natural gas and compressed natural gas matters. Mr. Keough has also served as a member of the board of directors of WBI Canadian Pipeline, Ltd. and Nytis Exploration Company since 2000 and 2003, respectively.

        We believe that Mr. Keough is well qualified to serve as a director of our company for several reasons. As chair of his law firm's regulatory department, Mr. Keough has extensive knowledge of Canadian regulatory matters. Mr. Keough has many years of experience advising companies in the oil and gas exploration and production industry, and we believe that such experience is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we face. In addition, Mr. Keough has gained knowledge and understanding of corporate governance issues through prior service as a board member. We believe that Mr. Keough's regulatory expertise and extensive knowledge and experience with exploration and production companies with operations focused mainly in Canada make him an excellent resource for our management and our other directors.

        Donald McKenzie.    Mr. McKenzie was appointed to our Board in September 2011. From January 2006 to December 2009, Mr. McKenzie served as President and Chief Executive Officer of M-I SWACO, a joint venture between Smith International ("Smith") and Schlumberger Limited. From January 1, 2010 to September 2010, Mr. McKenzie served as advisor to the Chief Executive Officer, President and Chief Operating Officer of Smith. Mr. McKenzie retired from Smith in September 2010. Mr. McKenzie served as Senior Vice President, Eastern Hemisphere Operations of M-I SWACO from April 1994 to January 2007. From March 2008 to September 2010, Mr. McKenzie served on the board of directors of CE Franklin Ltd. Mr. McKenzie is a member of the Society of Petroleum Engineers, the International Association of Drilling Contractors and the Institute of Corporate Directors.

        We believe that Mr. McKenzie is well qualified to serve as a director of our company for several reasons. Mr. McKenzie has many years of experience in the oil and gas exploration and production industry, and we believe that such experience is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we face. Mr. McKenzie has also gained knowledge and understanding of corporate governance issues through his years of serving as a public company senior executive and board member. We believe that Mr. McKenzie's geologic training and extensive knowledge and experience with exploration and production companies with operations focused mainly in the United States and Canada make him an excellent resource for our management and our other directors.

Class III Director

        David M. Fitzpatrick.    Mr. Fitzpatrick has been a member of the Board since completion of the Company's initial public offering in June 2011. Mr. Fitzpatrick became our Interim Chief Executive Officer on February 27, 2013. Mr. Fitzpatrick is an independent businessman and from 1996 to 2007, he served as President, Chief Executive Officer and Director of Shiningbank Energy Ltd. (acquired by PrimeWest Energy Trust), an oil and gas company. From June 2008 to September 2008, Mr. Fitzpatrick was a principal at Richardson Capital Ltd., the private equity division of Richardson Financial Group. Mr. Fitzpatrick serves as a director of Twin Butte Energy Ltd. (since July 2008) and Eagle Energy Trust (since November 2010). Prior directorships include Pinecrest Energy Inc., Strike Petroleum Ltd., PrimeWest Energy Trust, Enerchem International Inc. and Compton Petroleum Corporation. Mr. Fitzpatrick is a member of the Society of Petroleum Engineers, the Association of Professional Engineers, Geologists and Geophysicists of Alberta and has a Chartered Director designation.

        We believe that Mr. Fitzpatrick is well qualified to serve as a director of our company for several reasons. Mr. Fitzpatrick has many years of experience in the oil and gas exploration and production industry, and we believe that such experience is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we face. Mr. Fitzpatrick has also gained knowledge and understanding of corporate governance issues through his years of serving as a public company board member. We believe that Mr. Fitzpatrick's geologic training and extensive knowledge and experience with exploration and production companies with operations focused mainly in Canada will make him an excellent resource for our management and our other directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF EACH OF THE BOARD'S CLASS II DIRECTOR NOMINEES.

PROPOSAL 2—AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF OUR BOARD OVER A PERIOD OF TWO YEARS

        Pursuant to Article VI, Section 6.2(b) of the Certificate of Incorporation, our Board is divided into three classes with staggered three-year terms, and not more than one class of directors is elected at any annual meeting of stockholders. For the reasons set forth below, our Board has determined that the Certificate of Incorporation should be amended to eliminate the classified structure of our Board as set forth in Article VI, Section 6.2(b) over a period of two years, which gives effect to the existing terms of office of previously-elected directors, and to provide for the annual election of all directors by requiring that all directors elected at or after the upcoming Annual Meeting be elected on an annual basis.

        Article XII of the Certificate of Incorporation provides, in relevant part, that the affirmative vote of the holders of at least 75% in the voting power of all then-outstanding shares of our common stock entitled to vote generally in the election of directors, voting together as a single class, is required to amend, alter or repeal, or adopt any provision of the Certificate of Incorporation inconsistent with the purpose and intent of Article VI, Section 6.2(b).

        Article VI, Section 6.2(b) of the Certificate of Incorporation currently provides for a classified board as follows:

          (b)   Subject to Section 6.5, the directors shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. The initial division of the Board into classes shall be made by the Board. The initial Class I directors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the filing of this Certificate; the initial Class II directors shall serve for a term expiring at the second annual meeting of stockholders following the filing of this Certificate; and the initial Class III directors shall serve for a term expiring at the third annual meeting of stockholders following the filing of this Certificate. Each director in each class shall hold office until his or her successor is duly elected and qualified. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the filing of this Certificate, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified. Subject to Section 6.5, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. The Board is authorized to assign members of the Board already in office to their respective class.

        Our common stock is listed on the NYSE and on the TSX. Listing on the TSX is conditional on compliance with the applicable provisions of the TSX Company Manual. On October 4, 2012, the TSX published notice that it had adopted amendments to its Company Manual effective December 31, 2012 that, among other things, require listed issuers to (1) elect directors annually and (2) elect directors individually. These amendments, in effect, prohibit listed issuers, including our company, from having a classified board structure. Apart from these recent changes in TSX requirements, the Nominating and Corporate Governance Committee and the full Board have carefully considered the merits of maintaining the classified board structure, taking a variety of perspectives into account, and ultimately determined that it should be eliminated. While our Board believes that the classified board structure promotes continuity and stability and reinforces a commitment to a long-term point of view, it also believes that eliminating the classified board structure expands the ability of stockholders to promote director accountability by enabling stockholders to register their views as to specific directors on an annual basis. On balance, after weighing the various advantages and disadvantages, our Board believes it is advisable and in the best interests of our stockholders to amend the Certificate of Incorporation and eliminate the classified board structure, thereby permitting our stockholders to elect all members of our Board annually.

        For the reasons set forth above, our Board recommends that our stockholders vote "FOR" the following resolution:

        "RESOLVED, that the Amended and Restated Certificate of Incorporation of Lone Pine Resources Inc. shall be amended and restated effective as of May 15, 2013 by amending and restating Section 6.2(b) of Article VI thereof to read as follows:

          (b)(i)  Classification of Directors. Subject to Section 6.5, the directors shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. The initial division of the Board into classes shall be made by the Board. The initial Class I directors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the filing of this Certificate; the initial Class II directors shall serve for a term expiring at the second annual meeting of stockholders following the filing of this Certificate; and the initial Class III directors shall serve for a term expiring at the third annual meeting of stockholders following the filing of this Certificate. Each director in each class shall hold office until his or her successor is duly elected and qualified. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the filing of this Certificate, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified. Subject to Section 6.5, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. The Board is authorized to assign members of the Board already in office to their respective class. Notwithstanding the foregoing, the classes of directors shall be terminated in accordance with subparagraph (ii) below entitled "Annual Election of Directors," and this subparagraph (i) of Section 2 entitled "Classification of Directors" shall cease to have effect immediately prior to the annual meeting of stockholders in 2015.

          (ii)   Annual Election of Directors. Effective at the annual meeting of stockholders in 2013, the Class II classification of directors shall terminate; effective at the annual meeting of stockholders in 2014, the Class III classification of directors shall terminate; and effective at the annual meeting of stockholders in 2015, the Class I classification of directors shall terminate. Upon termination of each of the three classes of directors, each of the directors whose class has terminated may be elected to serve as a director on an annual basis. Upon termination of all three classes of directors, the whole number of directors shall be elected annually. Each director currently serving as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term or until his or her earlier death, resignation, retirement, disqualification or removal in accordance with the provisions of this Certificate."

        If this Proposal 2 is approved by an affirmative vote of the holders of at least 75% of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2 at the Annual Meeting, our Board will amend Article VI, Section 6.2(b) as described above and the classified Board will be fully eliminated in 2015 upon the expiration of the current terms of the Class I directors, while the Class II and Class III directors will stand for election annually beginning in 2014. Furthermore, any director chosen as a result of a newly created directorship, or to fill a vacancy on our Board, will hold office until the next annual meeting of stockholders, beginning in 2014, and until his or her successor is duly elected and qualified subject, or until their earlier death, resignation, retirement, disqualification or removal. This Proposal 2 does not change the present number of directors or prevent any director elected prior to the Annual Meeting from completing the term for which he was elected, and it does not change our Board's authority to change the present number of directors and to fill any vacancies or newly created directorship by resolution of our Board.

        If this Proposal 2 is not approved by an affirmative vote of the holders of at least 75% of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2 at the Annual Meeting, our Board will remain classified, and if elected, the two Board nominees for election as Class II directors at the Annual Meeting will each serve until the 2016 Annual Meeting and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal. All other directors will continue in office for the remainder of their full three-year terms and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification or removal.

        Section 141(d) of the Delaware General Corporation Law requires that a corporation desiring to classify its board of directors must expressly provide for such classification in either its certificate of incorporation or its bylaws. The proposed amendment of Article VI, Section 6.2(b) of the Certificate of Incorporation, which currently provides for the classification of our Board, is intended to phase-out the classified structure of our Board and completely eliminate it in 2015, with all directors elected at or after the Annual Meeting to be elected on an annual basis.

OUR BOARD RECOMMENDS A VOTE "FOR"
APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
TO ELIMINATE THE CLASSIFIED STRUCTURE OF OUR BOARD
OVER A PERIOD OF TWO YEARS.

PROPOSAL 3—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        Our stockholders are entitled to cast a non-binding advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed in this Proxy Statement. As an advisory vote, Proposal 3 is not binding on our Board or its Compensation Committee, will not overrule any decisions made by our Board or its Compensation Committee or require our Board or its Compensation Committee to take any action. Although the vote is non-binding, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. In particular, to the extent there is any significant vote against our named executive officers' compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

        We believe the advisory vote is appropriate because we seek to have a comprehensive executive compensation program that links our executives' compensation as closely as possible with our performance while also aligning the executives' interests with those of our stockholders. We continually monitor our executive compensation program and modify it as needed to strengthen the link between compensation and performance and to maintain our competitive position within the oil and gas industry with respect to the search and retention of highly capable executive personnel.

        We believe that our 2012 compensation actions demonstrate our focus on the above principles. In particular:

  •
  our compensation consisted of a mix of fixed cash and variable compensation, as well as short- and long-term compensation;

  •
  our bonuses were performance-based and predominately payable upon the achievement of operational and financial targets; and

  •
  we have ownership guidelines with respect to our common stock, aligning our executives' interests with those of our stockholders.

        These actions were designed to link a significant portion of total compensation in 2012 to company and individual performance, while at the same time allowing us to remain competitive with our peers with respect to overall executive compensation.

        This advisory vote is not intended to address any specific item of compensation, but rather our overall compensation principles, policies and practices and the compensation of our named executive officers for 2012, which are described in detail in this Proxy Statement under the heading entitled "Executive Compensation."

        For the reasons set forth above, our Board recommends that our stockholders vote "FOR" the following resolution:

        "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement for Lone Pine Resources Inc.'s 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

        Based on the voting results at 2012 Annual Meeting of Stockholders with respect to the frequency (the "Frequency Vote") of stockholder advisory votes on the compensation of our named executive officers, our Board decided to include an advisory vote on the compensation of our named executive officers in our proxy materials on an annual basis. Therefore, the next stockholder advisory vote on the compensation of our named executive officers is scheduled to occur at our 2014 Annual Meeting of Stockholders. The next required Frequency Vote is currently scheduled for our 2018 Annual Meeting of Stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ADVISORY VOTE TO APPROVE
NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        Our stockholders are being asked to ratify our Audit and Reserves Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions from stockholders.

        The ratification of our Audit and Reserves Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires our receiving the affirmative vote of the holders of a majority of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Although ratification is not required by our Second Amended and Restated Bylaws or otherwise, our Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit and Reserves Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit and Reserves Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

        Following the completion of our spin-off from Forest Oil Corporation on September 30, 2011, and at the suggestion of Ernst & Young LLP, United States ("EY United States"), on November 10, 2011, the Audit and Reserves Committee elected to dismiss EY United States as our independent registered public accounting firm and to replace EY United States with Ernst & Young LLP. This change was suggested due to the location of our principal executive offices in Calgary, Alberta, Canada, where Ernst & Young LLP has an office, whereas EY United States has no office convenient to our business activities. The decision to dismiss EY United States was recommended and approved by the Audit and Reserves Committee.

        The reports of EY United States on (1) the consolidated financial statements of our predecessor, LPR Canada, at December 31, 2010 and 2009, and for each of the two years in the period ended December 31, 2010, and (2) our financial statements as of December 31, 2010 and for the period from inception (September 30, 2010) to December 31, 2010, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with its audits of (1) the consolidated financial statements of our predecessor, LPR Canada, at December 31, 2010 and 2009, and for each of the two years in the period ended December 31, 2010, and (2) our financial statements as of December 31, 2010 and for the period from inception (September 30, 2010) to December 31, 2010 and in the subsequent interim periods through September 30, 2011 and through the date of appointment of Ernst & Young LLP, there were (a) no disagreements with EY United States on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY United States, would have caused it to make reference thereto in connection with its reports on the financial statements for such years, and (b) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We authorized and instructed EY United States to respond fully to the inquiries of Ernst & Young LLP regarding all matters.

        Prior to the time we filed with the SEC, we provided EY United States with a copy of our intended disclosures regarding the switch from EY United States to Ernst & Young LLP, as ultimately disclosed in a Current Report on Form 8-K (the "Report"). We requested that EY United States furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of EY United States' letter was attached as Exhibit 16.1 to the Report. In its letter, EY United States either agreed with our statements or stated it had no basis on which to agree or disagree, as applicable.

        During our and our predecessor's two most recent fiscal years ended December 31, 2011 and 2010, or during any subsequent interim period prior to its appointment as our auditor, neither our company, nor anyone on our behalf, consulted Ernst & Young LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to our company by Ernst & Young LLP that was an important factor considered by our company in reaching a decision as to any accounting, auditing or financial reporting issue or (2) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit and Other Fees Paid

        The table below sets forth the aggregate fees billed by Ernst & Young LLP and E&Y United States for the last two fiscal years (in thousands):

	Ernst & Young LLP, Canada(1)				E&Y United States(2)
	2012		2011		2012		2011
Audit Fees(3)	US$	476,819	US$	401,587		—	US$	437,271
Audit-Related Fees	US$	83,423		—	US$	62,306		—
Tax Fees(4)	US$	35,530		27,262	US$	33,470		451,995
All Other Fees	US$	2,005		—		—		—
Total	US$	597,777	US$	428,849	US$	95,776	US$	889,266

(1)
Amounts paid to Ernst & Young LLP were paid in Canadian dollars and have been converted to U.S. dollars by using the Bank of Canada noon exchange rate in effect on December 31 of the applicable year. The applicable exchange rates were: Cdn$1.00=US$1.0051 (2012) and Cdn$1.00=US$0.9833 (2011).

(2)
Amounts paid to E&Y United States for periods prior to the completion of our spin-off from Forest on September 30, 2011 were paid directly by Forest, but the amounts shown were allocated to us pursuant to the separation and distribution agreement that we entered into with Forest in connection with our IPO.

(3)
Includes fees for the annual audit and quarterly reviews, SEC registration statements, accounting and financial reporting consultations, and research work regarding Generally Accepted Accounting Principles and the attestation of management's Report on Internal Controls.

(4)
Includes fees related to professional services for tax compliance, tax advice and tax planning.

Policy on Audit and Reserves Committee Pre-Approval of Audit and Non-Audit Services

        The Audit and Reserves Committee considers whether the provision of those services described above is compatible with maintaining Ernst & Young LLP's independence and has determined such services for the 2012 fiscal year were compatible. All of the services described above were pre-approved by the Audit and Reserves Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2-01 of Regulation S-X under the Exchange Act.

        In accordance with its charter, the Audit and Reserves Committee is required to pre-approve services (audit and non-audit) to be provided to us by our independent registered public accounting firm. In accordance with a policy adopted on March 20, 2012, the Audit and Reserves Committee has given its annual approval for the provision of audit services by Ernst & Young LLP through May 31, 2014 and has also given its approval for up to a year in advance for the provision by Ernst & Young LLP of particular categories or types of audit-related, tax and permitted non-audit services, in each case subject to a specific budget. Any proposed services to be provided by the independent registered public accounting firm not covered by one of these approvals, including proposed services exceeding pre-approved budget levels, requires special pre-approval by the Audit and Reserves Committee. In certain circumstances and for certain services, the Audit and Reserves Committee delegates its responsibilities to pre-approve services performed by the independent registered public accounting firm to the Chairman of the committee. But under no circumstances does it delegate these responsibilities to management.

        Ernst & Young LLP does not provide any internal audit services to us.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

STOCK OWNERSHIP INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Our executive officers, directors and any person who owns more than 10% of our common stock are required by Section 16(a) of the Exchange Act to file reports regarding their ownership of our stock. To our knowledge, based solely on a review of the copies of these reports furnished to us and written representations from the individuals required to file reports, we believe that each of our executive officers and directors has complied with the applicable reporting requirements for transactions in our securities during the year ended December 31, 2012, except that Messrs. Anderson, Bereznicki, Axani and Kraus and Ms. Mackenzie each filed late one Form 4 reporting the deemed disposition of common stock as a result of the settlement in cash of phantom stock units. Each Form 4 reported two transactions: the conversion of a derivative security exempted pursuant to Rule 16b-3 and the disposition of the resulting common stock for cash.

Security Ownership of Management and Certain Beneficial Owners

        The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, our named executive officers, our current directors and executive officers as a group and any stockholders with over 5% of our common stock.

        Except as otherwise indicated, all information is as of March 25, 2013.

Name and Address of Beneficial Owner(1)	Aggregate Number of Shares Owned(2)		Acquirable within 60 Days(3)	Percent of Class Owned(4)
David Fitzpatrick	34,867	(5)	—	*
Dale Hohm	65,826	(5)	—	*
Loyola Keough	49,867	(5)	—	*
Patrick McDonald	65,964		—	*
Donald McKenzie	126,537		—	*
Robert Wonnacott	56,837	(5)	—	*
David Anderson(6)	152,034		35,030	*
Edward Bereznicki(6)	76,291		17,515	*
Douglas Axani	48,404		14,012	*
Charles Kraus	53,880		12,800	*
Shona Mackenzie	52,511		14,012	*
All directors and executive officers as a group (12 persons)	716,591		64,269	*
MSDC Management, L.P. 645 Fifth Avenue, 21st Floor New York, New York 10022	6,997,142	(7)	—	8.2%
Northwoods Capital Management Partners, LLC 330 Madison Avenue, 25th Floor New York, New York 10017	4,499,485	(8)	—	5.3%
Owl Creek Advisors, LLC 640 Fifth Avenue, 20th Floor New York, NY 10019	6,109,533	(9)	—	7.2%

*
Represents less than 1% of the outstanding common stock.

(1)
Except as otherwise indicated, the mailing address of each person or entity named in the table is Lone Pine Resources Inc., Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4.

(2)
Reflects the number of shares beneficially held by the named person as of March 25, 2013 with the exception of the amounts reported in filings on Schedule 13G, which amounts are based on holdings as of December 31, 2012, or as otherwise disclosed in such filings. The number of shares beneficially held includes unvested Phantom Stock Units which settle solely in common stock.

(3)
Reflects the number of shares that could be purchased upon the exercise of options held by the named person as of March 25, 2013, or within 60 days after March 25, 2013.

(4)
Based on total shares outstanding of [    •    ] at March 25, 2013 and includes the number of shares owned and acquirable within 60 days at March 25, 2013, with the exception of the amounts reported in filings on Schedule 13G, which amounts are based on holdings as of December 31, 2012, or as otherwise disclosed in such filings.

(5)
Under the terms of the 2011 Stock Incentive Plan, directors who are Canadian residents receive a phantom stock award in lieu of a restricted stock award, which provides such directors with the right to acquire an equivalent number of shares of our common stock as they otherwise would have been entitled to receive under a restricted stock award.

(6)
Messrs. Anderson and Bereznicki were terminated in February 2013.

(7)
As reported on an Amendment No. 1 to a Schedule 13G dated as of December 31, 2012 and filed with the SEC on February 14, 2013 by MSDC Management, L.P., MSD Energy Partners, L.P. and MSD Energy Partners (MM), L.P. MSD Energy Partners, L.P. and MSD Energy Partners (MM), L.P. are the direct owners of the securities covered by the Schedule 13G. MSDC Management, L.P. is the investment manager of, and may be deemed to beneficially own securities owned by, MSD Energy Partners, L.P. and MSD Energy Partners (MM), L.P. MSDC Management (GP), LLC is the general partner of, and may be deemed to beneficially own securities owned by, MSDC Management, L.P. Each of Glenn R. Fuhrman, John C. Phelan and Marc R. Lisker is a manager of, and may be deemed to beneficially own securities beneficially owned by MSDC GP. According to the Schedule 13G, MSDC Management, L.P. possesses shared voting power over 6,997,142 shares and shared dispositive power over 6,997,142 shares.

(8)
As reported on Schedule 13G dated as of January 11, 2013 and filed with the SEC on January 22, 2013 by Northwoods Capital Management Partners, LLC ("Northwoods Capital"), Northwoods Master Fund, Ltd. ("Northwoods Master"), David Shuman ("Shuman") and Roberta Goss ("Goss") (collectively "Northwoods"). According to the Schedule 13G, Northwoods possesses shared voting power over 4,499,485 shares and shared dispositive power over 4,499,485 shares.

(9)
As reported on an Amendment No. 2 to a Schedule 13G dated as of December 31, 2012 and filed with the SEC on February 14, 2013 by Owl Creek I, L.P., Owl Creek II, L.P., Owl Creek Overseas Master Fund, Ltd., Owl Creek SRI Master Fund, Ltd., Owl Creek Advisors, LLC (the general partner with respect to the shares directly owned by Owl Creek I and Owl Creek II and the manager with respect to the shares directly owned by Owl Creek Overseas and Owl Creek SRI), Owl Creek Asset Management, L.P. (the investment manager with respect to the shares directly owned by Owl Creek I, Owl Creek II, Owl Creek Overseas, and Owl Creek SRI) and Jeffrey A. Altman (with respect to shares owned by Owl Creek I, Owl Creek II, Owl Creek Overseas and Owl Creek SRI) (collectively, "Owl Creek"). According to the Schedule 13G/A, Owl Creek possesses shared voting power over 6,109,533 shares and shared dispositive power over 6,109,533 shares.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding our equity compensation plans as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)		Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A)) (C)
Equity compensation plans approved by security holders	1,682,756	(1)	6.94	6,348,425	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	1,682,756		6.94	6,348,425

(1)
Represents shares of Lone Pine's common stock issuable pursuant to outstanding awards previously granted under the 2011 Stock Incentive Plan, comprised of an aggregate of (a) 108,696 shares issuable under phantom stock unit awards granted to non-employee directors resident in Canada and (b) 1,644,390 shares issuable under stock options and phantom stock unit awards granted to employees, which awards may be settled in shares of our common stock; less an aggregate of (a) 109,000 stock options and phantom stock units that were cancelled during 2012 and (b) 92,815 shares that were released upon vesting.

(2)
Reflects shares of Lone Pine's common stock available for issuance under (i) Lone Pine's 2012 Employee Stock Purchase Plan, and (ii) the 2011 Stock Incentive Plan. As of December 31, 2012, 700,542 shares of common stock were available for future issuance under the 2012 Employee Stock Purchase Plan, and 5,647,883 shares of common stock were available for future issuance under the 2011 Stock Incentive Plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Introduction

        Throughout this discussion, the following individuals are referred to as the "named executive officers" for the 2012 fiscal year and are included in the Summary Compensation Table and other compensation tables that follow this Compensation Discussion and Analysis section:

  •
  David M. Anderson—Former President & Chief Executive Officer

  •
  Edward J. Bereznicki—Former Executive Vice President & Chief Financial Officer

  •
  Douglas W. Axani—Vice President, Exploration

  •
  Charles R. Kraus—Vice President, General Counsel & Corporate Secretary

  •
  Shona F. Mackenzie—Vice President, Engineering & Exploitation

        The employment of each of Messrs. Anderson and Bereznicki was terminated on February 27, 2013. We also appointed Mr. David Fitzpatrick to serve as the Interim Chief Executive Officer on February 27, 2013. For purposes of this Compensation Discussion and Analysis and the tables that follow, Messrs. Anderson and Bereznicki are considered to be named executive officers as of December 31, 2012 and a discussion of their compensation arrangements during the 2012 fiscal year are included below.

        This Compensation Discussion and Analysis provides information about our compensation objectives and policies for the named executive officers during fiscal year 2012 and is intended to place in perspective the information contained in the executive compensation tables that follow this discussion. The Compensation Committee made compensation decisions with respect to each of our named executive officers during 2012.

        We compensate our named executive officers in Canadian dollars. For purposes of the discussions that follow, the conversion of Canadian dollars to U.S. dollars was calculated by using the exchange rate of Cdn$1.00 = US$1.0051, which was the Bank of Canada noon exchange rate in effect on December 31, 2012.

  Objectives of Our Executive Compensation Program

        The objectives of our compensation program are to keep compensation consistent with strategic business and financial objectives and to be competitive within the oil and gas industry. We want to attract, motivate and retain executive personnel as we deem necessary to maximize return to our stockholders. Ultimately, our compensation program is designed to encourage behavior and performance among our respective key employees, including our named executive officers, that we believe to be in the best interest of our stockholders.

        Our compensation program is structured so as to provide each executive officer and key employee with a competitive income, to incentivize outstanding individual performance and to create meaningful incentive for this group of employees to remain in our employ and not be unreasonably susceptible to recruiting efforts by our competitors. The design of our compensation program and the weighting of its specific components reflect the competitive nature of the oil and gas industry. Further, the Compensation Committee intends that outstanding individual performance by executive officers and key employees be rewarded. See "Information about our Board of Directors and Committees—Compensation Committee—Role of Executives and the Compensation Committee in Setting Compensation" for additional information on the Compensation Committee provisions and procedures for the consideration and determination of executive compensation.

  Key Elements of our Compensation Program

        The compensation program at our company currently consists of three primary components:

  •
  an annual base salary,

  •
  an annual incentive bonus and

  •
  periodic grants of long-term equity-based compensation.

        Our named executive officers participate in health and welfare benefit plans that are provided to all employees, and the officers are also reimbursed for the costs associated with tax preparation, estate or financial planning and an annual physical examination. During 2012, all of our full-time employees, including Messrs. Anderson, Bereznicki, Axani and Kraus and Ms. Mackenzie, participated in a group savings plan ("GSP"). We want to assist our employees in achieving their retirement goals, and the GSP provides participants a basic income at retirement that will supplement personal savings and income from Canadian governmental plans. During 2012, we contributed a total of Cdn$133,524 (US$134,205 based on the Bank of Canada noon exchange rate in effect on December 31, 2012) to the GSP on behalf of Messrs. Anderson, Bereznicki, Axani and Kraus and Ms. Mackenzie.

        We do not maintain formal employment agreements with our executive officers, other than our Interim Chief Executive Officer, but we do have severance agreements with each of our named executive officers that provide for benefits in the event of certain defined involuntary terminations.

  Purpose of Each Compensation Element

        The purpose of base salaries is to create cash compensation for executive officers that is competitive in the industry and will enable us to attract, motivate and retain capable executives. We choose to pay annual incentive bonuses to ensure focus on the achievement of key objectives because we believe that the satisfaction of the goals of our annual incentive plan furthers the interests of our stockholders. The purpose of our long-term equity-based incentives is to reward individual performance, align the executive officers' compensation with their contribution to our success in creating stockholder value, tie their long-term economic interest directly to those of our stockholders and retain the executive officers.

        Our retirement plans are designed to encourage all employees, including the participating named executive officers, to save for the future. We reimburse the named executive officers for tax-preparation and estate or financial planning costs, as we believe that such benefits are common for executive officers in our industry, they increase the competitiveness of the total compensation package, save the named executive officer's time spent on the important but time-consuming activities associated with tax preparation and estate or financial planning and aid in retaining these key individuals. We also reimburse the named executive officers for the costs incurred for an annual physical examination to assess each officer's overall health and provide for the early detection of life-threatening diseases.

        Finally, our equity compensation award agreements (other than our form stock option agreements) contain a "single trigger" for accelerated vesting of equity awards, which means vesting accelerates upon a change in control irrespective of whether the named executive officer is terminated. We also have entered into certain change in control severance agreements with our named executive officers that provide for post-termination payments and benefits (including the accelerated vesting of stock options) following a qualifying termination in connection with a change in control event, or what is commonly referred to as a "double trigger." We believe that severance and change in control protections create important retention tools for us, as providing for accelerated vesting of certain equity awards upon a change in control enables employees to realize value from these awards in the event that we undergo a change in control event, while post-termination payments and benefits allow employees to walk away with value in the event of certain terminations of employment that were beyond their control. We believe that change in control and post-termination protections allows management to focus its attention and energy on the business transaction at hand without any distractions regarding the effects of a change in control. Executive officers at other companies in our industry and the general market against which we compete for executive talent commonly have equity compensation plans that provide for accelerated vesting upon a change in control event of that company and post-termination payments, and we have determined that it is necessary to provide this benefit to the named executive officers in order to remain competitive in attracting and retaining skilled professionals in our industry.

  Setting Compensation for the 2012 Year

        In the October 2011, the Compensation Committee engaged Hugessen to review and provide advice regarding the compensation of our executive officers in 2012.

        The Compensation Committee, with the assistance of Hugessen, developed a peer group of companies for our company to be used on a go-forward basis to supplement the Compensation Committee's use of public survey data. In selecting a peer group, the Compensation Committee considered the following criteria: TSX, NYSE, NASDAQ and NYSE MKT listed companies, exploration and production focus, production profile of approximately 0.5x to 2.0x our current production profile, and market capitalization of approximately 0.5x to 2.0x our current market capitalization. The Compensation Committee also considered the fact that we are based in Calgary, Alberta, and all of its assets are currently located in Canada, but that the primary market for our securities and our reporting obligations are in the United States. Therefore, the Compensation Committee decided to use two peer groups, one comprised of Canadian-based companies and another comprised of United States-based companies. The peer groups of companies that the Compensation Committee chose to consider for 2012 consisted of the following:

Canada	United States
Celtic Exploration Ltd.	Swift Energy Company
Daylight Energy Ltd.	PDC Energy Inc.
Birchcliff Energy Ltd.	Carrizo Oil & Gas Inc.
Legacy Oil + Gas Inc.	Goodrich Petroleum Corporation
Crew Energy Inc.	BreitBurn Energy Partners L.P.
Advantage Oil & Gas Ltd.	Clayton Williams Energy Inc.
NuVista Energy Ltd.	Legacy Reserves L.P.
Perpetual Energy Inc.	PetroQuest Energy Inc.
Angle Energy Inc.	EPL Oil + Gas, Inc.
Fairborne Energy Ltd.	Resolute Energy Corporation
Bellatrix Exploration Ltd.

        The Compensation Committee believes that referencing both peer groups, and the application of varying target weightings between the two groups for different executive positions, will more accurately reflect the desired competitiveness of pay for positions that have varying degrees of exposure to incremental reporting and compliance functions that arise out of our unique structure.

      Base Salary

        We reviewed publicly available compensation data for the companies that are in the combined peer group for the 2012 year (meaning both the Canadian and United States peer groups). Without using a benchmark or a specific formula, our Compensation Committee determined the appropriate levels of base salary that each of our named executive officers should receive for the 2012 year, as set forth below:

Executive	2012 Base Salary (Cdn$)	2012 Base Salary (US$)
David Anderson	400,000	402,040
Edward Bereznicki	290,000	291,479
Douglas Axani	260,000	261,326
Charles Kraus	275,000	276,403
Shona Mackenzie	260,000	261,326

        Based on the compensation data and industry surveys, Mr. Anderson's base salary was approximately at the 55th percentile of base salaries for chief executive officers among the combined peer group; the base salary of Mr. Bereznicki was approximately at the 38th percentile of base salaries for chief financial officers among the combined peer group; the base salary of Ms. Mackenzie was at the 49th percentile and the base salary for Mr. Axani was approximately at the 54th percentile of base salaries for similar positions among the combined peer group; and the base salary of Mr. Kraus was approximately at the 38th percentile of base salaries for a similar position among the combined peer group.

  Annual Incentive Bonus

        For the 2012 fiscal year, each of our named executive officers participated in the 2012 Plan. We adopted the 2012 Plan in March 2012, in connection with the approval and release of our 2011 results. Our objectives for the 2012 Plan are to provide an annual incentive plan framework that is performance-driven and focused on objectives that will be critical to our success, to offer competitive cash compensation opportunities to all of our employees, and to incentivize and reward outstanding achievement. We intend for this plan to provide incentive awards largely determined on the basis of our consolidated results on financial and operating performance measures, as well as departmental objectives and individual performance goals that vary between participants. Each of Messrs. Anderson, Bereznicki, Axani and Kraus and Ms. Mackenzie were eligible to receive a target bonus under the 2012 Plan based upon a percentage of their base salary. The amount of each applicable named executive officer's target bonus award for the 2012 Plan is set forth below.

Executive	2012 Target Bonus (as % of Base Salary)
David Anderson	60%
Edward Bereznicki	50%
Douglas Axani	40%
Charles Kraus	40%
Shona Mackenzie	40%

        The Compensation Committee generally administered the 2012 Plan. Our Vice President, Finance and Treasurer assisted in the administration of the 2012 Plan by verifying the performance calculations for all financial and operating measures, while Ms. Mackenzie, as our Vice President, Engineering & Exploitation, was responsible for overseeing the estimation of our oil and gas reserves by our independent third-party reserves engineer and verifying our Bankable Value PV10 (as defined below) calculation. Actual performance goals, standards, award determinations and any modifications to the design of the 2012 Plan were approved by the Compensation Committee.

        For 2012, the Compensation Committee determined that the performance measures applicable to the bonus awards are as follows:

  •
  Working Interest Production (25%).  Working Interest Production excludes the impact or royalty and other burdens, thus eliminating the impact of changes in commodity price that influence Canadian royalty calculations. This metric excludes the impact of acquisitions and/or divestitures with associated production.

  •
  Working Interest Cash Costs (15%).  Working Interest Cash Costs is the sum of direct operating expenses and expensed workovers and transportation expense for us divided by total working interest production for us measured in Mcfe (our cash cost per unit of production, which is generally the 1,000 cubic feet equivalent of 6,000 cubic feet of natural gas to one barrel of product). This calculation excludes ad valorem taxes, production taxes and total expensed general and administrative expenses.

  •
  Bankable Value PV10 (25%).  Bankable Value PV10 is the increase in value associated with the growth of proved developed producing reserves from one year to the next. This measurement is made before tax and is determined using a constant price scenario. The impact of divestitures with production is excluded, while acquisitions are included. The baseline for the calculation of Bankable Value PV10 is the previous year-end PV10 value for our proved developed producing reserves.

  •
  Departmental Performance Objectives (25%).  This portion of the bonus award is based on reasonably measurable objectives designed specifically for each business unit and corporate department by Mr. Anderson, in consultation with the rest of the management team for each department.

  •
  Discretionary Elements (10%).  This portion of the bonus award is discretionary in order to recognize significant achievements that may not be addressed elsewhere in the 2011 Plan. The Compensation Committee, based on recommendations from Mr. Anderson, assigns a completion percentage between 0% and 200% for the discretionary achievements noted for each participant, if any.

        The Compensation Committee then established the threshold (50% of payout), target (100% of payout), above target (150% of payout) and outstanding (maximum of 200% of payout) performance levels for each of the three performance measures below and its appropriate weighting. Any results that fall below threshold levels result in no payment for that measure. Actual performance that falls somewhere between any two levels is rewarded in proportion to where it falls relative to the four performance level benchmarks. The performance levels set for Working Interest Production, Working Interest Cash Costs and Bankable Value PV10 are set forth in the table below.

Performance Measure	Below Threshold	Threshold	Target	Above Target	Outstanding
Working Interest Production (2012 Fiscal Year)	Below 102 MMcfe/d	102 MMcfe/d	104 MMcfe/d	106 MMcfe/d	Above 106 MMcfe/d
Working Interest Cash Cost (2012 Fiscal Year)	Above Cdn $1.40/Mcfe	Cdn $1.40/Mcfe	Cdn $1.35/Mcfe	Cdn $1.30/Mcfe	Below Cdn $1.30/Mcfe
Bankable Value PV10 (2012 Fiscal Year)	0% growth	5% growth	>5% to 10% growth	15% growth	>15% growth

        At its regular meeting in March 2013, and in subsequent communications with Mr. Fitzpatrick, our Interim Chief Executive Officer, the Compensation Committee reviewed our performance under the 2012 Plan. The Compensation Committee also reviewed with Mr. Fitzpatrick other accomplishments during 2012 that were not specifically addressed by the performance goals established for the plan. With respect to the first three performance measures, the results under the 2012 Plan were as follows:

	Working Interest Production	Working Interest Cash Cost	Bankable Value PV10
% of Target Achieved	0%	0%	200%

        The departmental performance objectives for the 2012 fiscal year included: developing independent public reporting procedures to meet both U.S. and Canadian requirements, developing an efficient interface for monthly and annual project cost tracking and forecasting, updating non-core property evaluations for potential disposition, conducting a petrophysical review and comprehensive inventory study of certain of our properties, and developing and implementing Sarbanes-Oxley compliance procedures for internal reserves reporting.

        The Compensation Committee reviewed with Mr. Fitzpatrick, also during its March 2013 regular meeting and in subsequent communications, the 2012 individual performance of each executive officer.

        With respect to Mr. Kraus, the Compensation Committee considered his role in completing the Company's transition to a stand-alone financial reporting entity in compliance with SEC and NYSE requirements, his efforts to ensure timely execution of the Company's first Annual Report, Annual General Meeting and annual and quarterly SEC filings, his efforts to proactively manage the Company's litigation files, and his efforts in assisting the Company's financing and property divestiture initiatives in 2012. With respect to Mr. Axani, the Compensation Committee considered his efforts in capturing a new liquids weighted core area via grass roots leasing efforts and acquisition, as well as his joint efforts with Ms. Mackenzie to refine the development plan for the Company's assets. With respect to Ms. Mackenzie, the Compensation Committee further considered her key role in completing an analysis of reserves values for the Company. In general, the Compensation Committee also considered the need to provide competitive incentive opportunities for all of Lone Pine's named executive officers.

        Looking at our company's performance as a whole, the calculated aggregate payout under the 2012 Plan was equal to 50% of the total target payout for all employees, including executive officers. Based on our overall performance, as well as the performance of each business unit and corporate department and the individual executive officers, the Compensation Committee approved cash bonus awards under the 2012 Plan in the aggregate amount of US$169,862 for all of the named executive officers, as a group, other than Messrs. Anderson and Bereznicki who were not eligible to participate in the 2012 Plan following termination.

  Long-Term Incentive Awards

        Our Board adopted the 2011 Stock Incentive Plan in connection with our IPO in 2011. The 2011 Stock Incentive Plan is designed to enable us and our affiliates to provide a means to attract able directors, employees and consultants and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of us and our affiliates rest, and whose present and potential contributions to us and our affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for our success and that of our affiliates. A further purpose of the 2011 Stock Incentive Plan is to provide such individuals with additional incentives and reward opportunities designed to enhance our profitable growth and that of our affiliates. Accordingly, the 2011 Stock Incentive Plan provides for the following types of awards: stock options (both incentive and non-statutory), restricted stock, performance shares or awards and phantom stock unit awards.

        During 2012, we granted stock options and phantom stock unit awards under the 2011 Stock Incentive Plan to each of our named executive officers. Each stock option will entitle the holder to purchase a share of our common stock following the satisfaction of a vesting period. The stock options have exercise prices that equal 100% of the fair market value of a share of our common stock on the date of grant, have a five-year term from the date of grant and will vest in three equal installments on each anniversary of the date of grant of that award. The stock option awards will receive 100% accelerated vesting in the event that the holder's termination of employment occurs due to a death or disability, or due to a normal retirement, prior to the end of the vesting period. The stock option agreements that we provided to Messrs. Anderson, Bereznicki, Axani and Kraus and Ms. Mackenzie in 2012 all vest over a three year period, and are exercisable at a price of US$6.94.

        A phantom stock unit award is a right to receive shares of our common stock (or the fair market value thereof) or a right to receive amounts equal to the share appreciation over a specific period of time. The phantom stock unit award agreements that we provided to Messrs. Anderson, Bereznicki, Axani and Kraus and Ms. Mackenzie in 2012 require settlement of the awards in stock, based upon the full fair market value of our common stock on the payment date rather than the appreciation of our stock price of a period of time. The phantom stock unit awards vest over a three-year period, although the acceleration of vesting will occur upon the executive's termination of employment by reason of death, disability or an involuntary termination, or upon our change in control (please see the section "Potential Payments upon Termination or Change in Control" below for further details on vesting schedules and potential acceleration events).

  Retirement Plans

        With respect to our Canadian resident employees, we maintain the GSP, a contributory retirement plan similar to a U.S. retirement plan qualified under Section 401(k) of the Code. The GSP is designed to encourage Canadian employees to save a portion of their current compensation for post-retirement living. Subject to certain limitations imposed by law, we contribute 5% of our employees' base pay to the GSP. In addition, employees may contribute 1% to 9% of their regular base pay to the GSP through payroll deductions, and we will then match that contribution up to a maximum of 4%. Like a 401(k) Plan, the GSP participants may choose to invest their account balances in certain investment options within the GSP. During 2012, we contributed a total of Cdn$133,524 (US$134,205 based on the Bank of Canada noon exchange rate in effect on December 31, 2012) to the GSP on behalf of Messrs. Anderson, Bereznicki, Axani and Kraus and Ms. Mackenzie.

  Other Benefits

        During 2012, the named executive officers participated in our medical and dental plans, group term life and accidental death and dismemberment insurance plans and short-term and long-term disability plans on the same terms and conditions as our other salaried employees. Named executive officers are also eligible to participate in a group brokerage plan administered by a third party. Named executive officers also are eligible to receive reimbursement of tax-preparation and estate or financial planning expenses, and the cost of an annual extensive physical examination. The Compensation Committee believes that these benefits are reasonable and consistent with, or less generous than, the compensation practices of our competitors. In 2012, no costs for tax preparation or estate and financial planning amounts were reimbursed to any of the named executive officers.

        With respect to severance and change in control benefits, in addition to the rationale provided above under "—Compensation Discussion and Analysis—Purpose of Each Compensation Element," the Compensation Committee believes that the double-trigger change in control severance benefits generally provided under the severance agreements provide a sufficient level of protection for the named executive officer, as well as a retention incentive benefiting us and our stockholders, without creating an unreasonable obstacle to potential bona fide purchasers. Each severance agreement provides benefits only in connection with an "involuntary termination" of employment that occurs within two years after our "change in control." For definitions of "involuntary termination" and "change in control," please see the section "Potential Payments Upon Termination or Change in Control" below. In the event that a named executive officer's employment is involuntarily terminated within two years after a change in control occurs, the severance benefits provided under the severance agreements consist of a lump sum cash payment equal to 2.5 times the employee's annual base salary, continued coverage under our medical and dental plans for the employee and his or her spouse and eligible dependents and the full vesting of outstanding options to purchase our common stock and any accrued benefits under nonqualified deferred compensation plans that we may sponsor. Generally, as a condition to receiving any payments or benefits, the severance agreement will require the employee to release us in writing from all claims and causes of action, including those arising out of the employee's employment or his or her termination of employment. Each severance agreement has an initial term of 30 months, subject to automatic successive renewal periods of 30 months unless the Compensation Committee chooses not to renew the agreement.

  Interaction of Compensation Elements

        The Compensation Committee considers each element of our compensation program and, when making decisions regarding specific elements, takes into account how that element fits into our overall compensation objectives. The Compensation Committee also considers how that element is affected by the other elements in the program. As an example, when determining appropriate levels of 2013 equity awards and to ensure that our equity awards were providing the named executive officers with a sufficient retention feature, the Compensation Committee reviewed the then-current market value of the grants of equity awards that the named executive officers received in 2012.

  Stock Ownership Guidelines

        On March 21, 2012, we adopted stock ownership and retention guidelines that will be applicable to each of our named executive officers and other members of our senior management team. "Ownership" of shares of our common stock will be determined by utilizing all common stock that is owned by the executive, the executive's spouse, any minor children of the executive that still live in the executive's home or any trust in which the executive is a trustee with voting power. Additionally, all shares of our common stock (including phantom stock units that must be settled in shares of our common stock) granted to the executive that are still subject to a vesting schedule, and all shares acquired and held under our employee stock purchase plan, shall be treated as "owned" by the executive for purposes of the guidelines. Shares that will not be counted as "owned" will include shares of common stock subject to an unvested performance share unit award and shares of common stock underlying stock options (whether vested or unvested).

        The guidelines will encourage our chief executive officer to hold shares of our common stock having an aggregate value of at least five times his or her annual base salary. Other executive officers are encouraged to hold shares of our common stock having an aggregate value of at least three times his or her annual base salary, while non-employee directors will be encouraged to hold at least four times the amount of his or her annual cash retainer.

        The individuals subject to the guidelines will be encouraged to comply with the guidelines by the later of April of 2017 or the fifth anniversary of the person's date of hire, appointment or election, as applicable.

        The retention features of our policy state that until the guidelines are achieved, the individual is encouraged to retain an amount equal to 50% of the net shares obtained through our stock incentive plans. Each subject individual is encouraged to achieve the guideline levels of stock ownership in conformity with the guidelines, while recognizing that stock ownership will be subject to each director or executive's personal financial situation.

  Clawback Provisions

        Under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), companies will be required to adopt a policy to recover certain compensation in the event of a material accounting restatement. All of our agreements governing long term incentive awards granted under our 2011 Stock Incentive Plan contain a provision which provides that any portion of the payments and benefits provided under such agreement or the sale of shares of common stock shall be subject to a clawback to the extent necessary to comply with applicable law, including, without limitation, the requirements of Dodd Frank or any SEC rule.

  Hedging Prohibition

        Our Insider Trading Policy adopted in connection with our IPO prohibits our directors, officers and employees from short-term trading in our securities, purchasing or carrying our securities on margin, short sales, or buying or selling put options and call options on securities.

  Accounting and Tax Implications

        The Compensation Committee generally makes compensation decisions for the named executive officers that are considered appropriate for the individual's position generally in our industry, what is considered competitive for that position at peer companies, his or her past performance and any changes in duties that the individual may experience in the near future. The resulting accounting and tax treatment to the individual or to us from the compensation is generally a secondary consideration to the Compensation Committee's decisions regarding what is proper compensation for the individual in light of then-current circumstances. However, we do account for our equity compensation expenses under the rules of FASB ASC Topic 718, which requires us to estimate and record an expense for each award of long-term incentive compensation over the vesting period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

        Section 162(m) of the Code and its underlying regulations pertain to the deductibility of compensation to certain named executive officers in excess of US$1,000,000, but this restriction on deductibility is limited to our chief executive officer and our three other most highly compensated employees other than our chief financial officer. Following our IPO, certain compensation payments that we make will be subject to a transitional rule for newly public companies that enables us to deduct certain compensation payments that are subject to Section 162(m) of the Code. That transition period will last until the earliest of: (1) the natural expiration of our applicable compensation plans or agreements such as the 2011 Stock Incentive Plan, (2) the material modification of our applicable compensation plans or agreements such as the 2011 Stock Incentive Plan, (3) the issuance of all of our common stock that has been reserved for issuance under the 2011 Stock Incentive Plan or (4) the first meeting of our stockholders to elect directors that occurs after the end of the third calendar year following the year of our IPO. While the deductibility of compensation is important to us and actions will, when deemed appropriate, be taken to ensure the deductibility of compensation, the Compensation Committee has also determined that some flexibility is required, notwithstanding the statutory and regulatory provisions, in negotiating and implementing incentive compensation programs.

  2013 Compensation Decisions

        In the fourth quarter of 2012, the Compensation Committee revisited the peer group of companies initially developed in 2011 and reviewed updated public survey data. In revisiting the peer group, the Compensation Committee considered the same criteria that it had considered during 2011 with respect to identifying peer companies in both the United States and Canada. The peer groups of companies that the Compensation Committee chose to consider for 2013 consisted of the following:

Canada	United States
Pace Oil & Gas Ltd.	Swift Energy Company
Surge Energy Inc.	PDC Energy Inc.
Birchcliff Energy Ltd.	Carrizo Oil & Gas Inc.
Legacy Oil + Gas Inc.	Goodrich Petroleum Corporation
Crew Energy Inc.	BreitBurn Energy Partners L.P.
Advantage Oil & Gas Ltd.	Clayton Williams Energy Inc.
NuVista Energy Ltd.	Legacy Reserves L.P.
Perpetual Energy Inc.	PetroQuest Energy, Inc.
Angle Energy Inc.	EPL Oil + Gas, Inc.
Santonia Energy Inc.	Resolute Energy Corporation
Bellatrix Exploration Ltd.

        The Compensation Committee approved the base salaries, target bonus opportunities and certain equity-compensation awards to our named executive officers for the 2013 fiscal year on November 26, 2012. Salary numbers reflected below are shown in Canadian dollars as well as our best estimate as to the conversion of that amount to U.S. dollars. For 2013, the salaries of the named executive officers have been frozen at 2012 levels.

Executive	2013 Salary (Cdn$)	2013 Salary (US$)	2013 Target Bonus (as % of Base Salary)
David Anderson	400,000	402,040	70%
Edward Bereznicki	290,000	291,479	65%
Douglas Axani	260,000	261,326	50%
Charles Kraus	275,000	276,403	60%
Shona Mackenzie	260,000	261,326	50%

        The Compensation Committee also determined on November 26, 2012 that the named executive officers should receive equity compensation awards in the form of both phantom stock unit awards and performance awards during the 2013 fiscal year. Each named executive officer received a target value of long-term incentive awards for the 2013 fiscal year, with 50% of that target value being awarded in the form of phantom stock unit awards and 50% of that target value being awarded in the form of performance awards. The phantom stock unit awards granted to the named executive officers for 2013 are designed similarly to the 2012 awards; however, the 2013 awards will be settled solely in cash, with the first tranche vesting on December 15, 2013.

        Each performance award that our named executive officers were granted for 2013 will settle in common stock, and are contingent on the achievement of a Performance Objective. The Performance Objective is based on the Total Shareholder Return ("TSR") of the Company and each of the selected Peer Companies, and means the annualized rate of return shareholders receive through stock price changes and the assumed reinvestment of cash dividends paid over the Performance Period. For purposes of determining the TSR for the Company and each of the Peer Companies, the change in the price of the Company's Common Stock and of the common stock of each Peer Company, as the case may be, shall be based upon the average of the closing stock prices of the Company and such Peer Company over the 20 trading days immediately preceding each of the start (January 15, 2013), and the end of the Performance Period (December 31, 2015). The Initial Value of the Common Stock to be used to determine TSR over the Performance Period is $1.10 per share. Achievement with respect to this Performance Objective shall be determined by the Compensation Committee based on the Company's relative ranking in respect of the Performance Period with regard to TSR as compared to

TSR of the Peer Companies. The number of shares of Common Stock that may be deliverable may range from 0% to 200% of the number of Performance Units granted to each NEO.

        The target long-term incentive value for each named executive officer for 2013 is set forth below in Canadian dollars as well as our best estimate as to the conversion of that amount to U.S. dollars:

Executive	2013 Total Target Long-Term Incentive Value (Cdn$)	2013 Total Target Long-Term Incentive Value (US$)
David Anderson	1,000,000	1,005,100
Edward Bereznicki	635,000	638,239
Douglas Axani	540,000	542,754
Charles Kraus	540,000	542,754
Shona Mackenzie	540,000	542,754

Report of the Compensation Committee

        During the last fiscal year, and this year in preparation for the filing of this Proxy Statement with the SEC, the Compensation Committee:

  •
  reviewed and discussed the disclosure set forth under the heading "Executive Compensation—Compensation Discussion and Analysis" with management; and

  •
  based on the reviews and discussions referred to above, recommended to the Board of Directors that the disclosure set forth under the heading "Executive Compensation—Compensation Discussion and Analysis" be included in this Proxy Statement and incorporated by reference into Lone Pine Resources Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

        Respectfully submitted by the Compensation Committee of the Board of Directors,

Donald McKenzie (Chairman) David Fitzpatrick* Patrick McDonald

*
Resigned from the Compensation Committee effective February 2013 in connection with his appointment as Interim Chief Executive Officer.

Summary Compensation Table

        The table below discloses the total compensation paid or earned by the named executive officers for the fiscal year ended December 31, 2012. Footnotes 1-6 to the table below contain information for each of our named executive officers.

        As reflected in the table, in 2012, on average, the named executive officers' base salary accounted for approximately 30% of total compensation, non-equity incentive compensation (consisting of certain cash bonuses awarded under the 2012 Plan) for services rendered in 2012 accounted for approximately 3% of total compensation, long-term equity incentive awards accounted for 63% of total compensation and the remainder was comprised of other benefits and perquisites. The footnotes to the Summary Compensation Table provide disclosure for fiscal year 2012, unless otherwise indicated.

Name and principal position	Year (1)	Salary (US$)(2)	Bonus (US$)(3)	Stock awards (US$)(4)	Option awards (US$)(4)	Non-equity Incentive plan compensation (US$)(5)	All other compensation (US$)(6)	Total (US$)
David M. Anderson	2012	402,040	—	956,082	212,282	—	44,020	1,614,424
Former President &	2011	329,528	108,305	1,000,005	—	150,998	60,451	1,649,287
Chief Executive Officer	2010	265,124	—	698,625	—	170,000	23,861	1,157,610
Edward J. Bereznicki	2012	291,479	—	478,041	106,141	—	54,966	930,627
Former Executive Vice President & Chief Financial Officer(7)	2011	135,204	8,788	415,740	—	79,094	19,528	658,354
Douglas Axani	2012	261,326	—	382,436	84,913	62,316	28,598	819,589
Vice President, Exploration(7)	2011	231,486	48,136	400,009	—	67,110	25,990	772,731
Charles R. Kraus Vice President, General Counsel & Corporate Secretary	2012	276,403	—	349,339	77,564	65,332	30,198	798,836
Shona F. Mackenzie	2012	261,326	—	382,436	84,913	42,214	28,849	799,738
Vice President, Engineering & Exploitation(7)	2011	231,486	48,136	400,009	—	67,110	25,990	772,731

(1)
All amounts were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table using the Bank of Canada noon exchange rate in effect on the last business day of the applicable year. The applicable exchange rates were: Cdn$1.00 = US$1.0051 (12/31/2012); Cdn$1.00 = US$0.9833 (12/30/2011); and Cdn$1.00 = US$1.0054 (12/31/2010).

(2)
Amounts shown represent base salary paid during the full fiscal year.

(3)
Amounts shown represent bonus amounts earned during the full fiscal year. With respect to the 2012 bonus awards, we paid the bonuses on March 29, 2013. In 2011, amounts provided by us to the named executive officers pursuant to the Forest Bonus Plan were as follows: Mr. Anderson, US$91,528; Mr. Bereznicki, US$0; Mr. Axani, US$40,679; Mr. Kraus, US$0 and Ms. Mackenzie, US$40,679, and amounts provided by us to the named executive officers pursuant to the 2011 Plan were as follows: Mr. Anderson, US$16,778; Mr. Bereznicki, US$8,788; Mr. Axani, US$7,457; Mr. Kraus, US$4,431 and Ms. Mackenzie, US$7,457.

(4)
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures relating to service-based vesting conditions. The discussion of the assumptions used in calculating these values can be found in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(5)
Amounts shown represent the amounts earned during 2012 that are attributable to the performance-based portions of the 2012 Annual Incentive Plan. Messrs. Anderson and Bereznicki were no longer employed with us on the payment date for the 2012 Annual Incentive Plan, thus they did not receive payments for the 2012 year.

(6)
Amounts shown reflect the following items for each named executive officer: for Mr. Anderson, US$2,783 in vacation payouts (described below), US$20,102 in GSP contributions, US$16,039 in GSP matching contributions, US$754 for group brokerage plan administration ("broker fees") and US$4,342 in company-paid parking; for

  Mr. Bereznicki, US$23,662 in vacation payouts, US$14,574 in GSP contributions, US$11,634 in GSP matching contributions, US$754 for broker fees and US$4,342 in company-paid parking; for Mr. Axani, US$0 in vacation payouts, US$13,066 in GSP contributions, US$10,436 in GSP matching contributions, US$754 for broker fees and US$4,342 in company-paid parking; for Mr. Kraus, US$0 in vacation payouts, US$13,820 in GSP contributions, US$11,031 in GSP matching contributions, US$1,005 for broker fees and US$4,342 in company-paid parking; and for Ms. Mackenzie, US$0 in vacation payouts, US$13,066 in GSP contributions, US$10,436 in GSP matching contributions, US$1,005 for broker fees and US$4,342 in company-paid parking. We do not allow our employees to carry over more than five vacation days from one year to the next, so some employees may receive a payout of a portion of their unused vacation time for a given year. Unused vacation amounts for the 2012 fiscal year that were not carried over to 2013 were paid to the applicable executives during the first quarter of the 2013 fiscal year.

(7)
Pursuant to the SEC's disclosure rules, each executive officer's compensation is being reported beginning with the year in which such officer became a named executive officer.

2012 Grants of Plan-Based Awards

        The following table provides information about our plan-based awards, including phantom stock units and stock options awarded to each of the named executive officers for services provided during 2012.

					All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)						Grant Date Fair Value of Stock and Option Awards (US$)(5)
							Exercise or Base Price of Option Awards (US$/Sh)(4)
Name	Grant Date	Threshold (US$)	Target (US$)	Maximum (US$)
David M. Anderson	01/12/2012	108,551	217,102	434,203	137,764	105,090	$6.94	1,168,364
Edward J. Bereznicki	01/12/2012	65,583	131,166	262,331	68,882	52,545	$6.94	584,182
Douglas Axani	01/12/2012	47,039	94,077	188,155	55,106	42,036	$6.94	467,348
Charles R. Kraus	01/12/2012	49,753	99,505	199,010	50,337	38,398	$6.94	426,903
Shona Mackenzie	01/12/2012	47,039	94,077	188,155	55,106	42,036	$6.94	467,348

(1)
These columns represent awards granted to our named executive officers pursuant to the performance-based portions of 2012 Plan covering the period from January 1, 2012 through December 31, 2012. The amounts disclosed for Messrs. Anderson and Bereznicki reflect potential payments that could have been payable to the executives as of the grant date, although due to their terminations of employment prior to the payment date no amounts were paid to either of these named executive officers for the 2012 year. We did not grant awards to our employees pursuant to an equity incentive plan during the 2012 fiscal year. The estimated possible payments under the 2012 Plan at the "Above Target" level that are not disclosed in the table above are as follows: Mr. Anderson, US$325,652; Mr. Bereznicki, US$196,748; Mr. Axani, US$141,116; Mr. Kraus, US$149,258; and Ms. Mackenzie, US$141,116. Please see the Compensation Discussion and Analysis—Annual Incentive Bonus for a detailed description of all four possible levels of performance achievement that are applicable to the 2012 awards.

(2)
Stock awards reflected in this column include whole-value phantom stock unit awards that we granted to our named executive officers in 2012 pursuant to the 2011 Stock Incentive Plan, and do not take into account any forfeitures that may have occurred following the grant date.

(3)
Awards reflected in this column include stock options that we granted to our named executive officers in 2012 pursuant to the 2011 Stock Incentive Plan, and do not take into account any forfeitures that may have occurred following the grant date.

(4)
The exercise price for each option granted in 2012 is the mean of the high and low sales price of our common stock on the grant date of January 12, 2012.

(5)
The amounts shown in this column for named executive officers reflect the grant date fair value of the awards under FASB ASC Topic 718 used by us for financial statement reporting purposes, disregarding estimated forfeitures, which may have occurred following the grant date. The discussion of the assumptions used in calculating these values can be found in Note 3 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Narrative Disclosure to Summary Compensation Table and 2012 Grants of Plan-Based Awards Table

          Please see the discussion above under "Compensation Discussion and Analysis—Annual Incentive Bonus" for details regarding the Bonus and Non-Equity Incentive Plan awards and compensation reported in the above two tables.

          The phantom stock unit awards that we granted in 2012 pursuant to the 2011 Stock Incentive Plan during 2012 are whole-value awards that provide each executive with the right to receive, upon vesting, an amount of shares of our common stock equal to the number of phantom stock units vesting on such date. These awards generally provide that the awards will vest ratably over a three-year period commencing on the first anniversary of the date of grant. However, in the event of an executive's termination due to death, Disability, an Involuntary Termination or the occurrence of a Corporate Change (each term as defined below), such awards will receive accelerated vesting.

          For purposes of the awards granted under the 2011 Stock Incentive Plan, an executive generally will be considered to have a "Disability" if the executive has been absent from full-time performance of the executive's duties (as a result of his incapacity due to physical or mental illness) for a period of six consecutive months, and the executive has not returned to full-time employment within a thirty-day period after the executive has been given notice by us that his employment will be terminated due to his disability. The agreements generally define an "Involuntary Termination" as any termination that does not result from the executive's resignation, but does not include a termination as a result of death, disability or a termination by us by reason of the executive's unsatisfactory performance or a final conviction of a misdemeanor involving moral turpitude or a felony. A "Corporate Change," or our change in control, pursuant to the agreements is generally defined to include: (1) a merger, consolidation or other reorganization where we are not the surviving entity; (2) a sale, lease or exchange of all or substantially all of our assets; (3) our dissolution or liquidation; (4) a person or entity acquiring or gaining ownership or control of more than 50% of our voting stock (based on voting power); or (5) the persons who were our directors prior to a contested election of directors no longer constitute a majority of our Board following such an election.

          The options granted under the 2011 Stock Incentive Plan also vest ratably over a period of 3 years on each anniversary date of the grant date. Vesting is accelerated if the executive terminates employment on account of death, Disability, a qualifying retirement from the company, or an "Involuntary Termination" as defined in each executive's Severance Agreement. "Disability" for purposes of accelerated vesting under the options has the meaning under Section 22(e)(3) of the Internal Revenue Code of 1986, as amended. The term of each option is generally 5 years from the date of grant, subject to early termination upon termination of employment or a change in control. Please see the section "Potential Payments upon Termination or Change in Control" below for more information regarding vesting and exercise periods.

          For the 2012 fiscal year, the amount of the named executive officers' base salary and bonus that we paid to them as a percentage of the named executive officer's total compensation was as follows:

Executive	Percentage of Base Salary and Bonus to Total Compensation
David M. Anderson	25%
Edward J. Bereznicki	31%
Douglas Axani	32%
Charles R. Kraus	35%
Shona Mackenzie	33%

Outstanding Equity Awards at 2012 Fiscal Year-End

        The following table provides information on the equity-based compensation awards held by each of the named executive officers as of December 31, 2012. This table includes unvested stock options and phantom stock unit awards for each of our named executive officers. The regular vesting dates for awards are shown in the accompanying footnotes, although certain events may require the acceleration or forfeiture of the award, as more fully discussed within the Potential Payments Upon Termination or Change in Control section below. The market value of each of our stock awards is based on the closing market price of our common stock as of December 31, 2012, which was US$1.23. The market values may not reflect the value that will actually be realized by the named executive officers upon settlement.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price (US$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (US$)
David M. Anderson(4)	105,090	6.94	Jan 12, 2017	53,634	(2)	65,970
				137,764	(3)	169,450
Edward J. Bereznicki(4)	52,545	6.94	Jan 12, 2017	26,000	(2)	31,980
				68,882	(3)	84,725
Douglas Axani	42,036	6.94	Jan 12, 2017	21,454	(2)	26,388
				55,106	(3)	67,780
Charles R. Kraus	38,398	6.94	Jan 12, 2017	25,390	(2)	31,230
				50,337	(3)	61,915
Shona Mackenzie	42,036	6.94	Jan 12, 2017	21,454	(2)	26,388
				55,106	(3)	67,780

(1)
Each of the options vest in three equal installments on each anniversary of the grant date, beginning on January 12, 2013.

(2)
Each of the phantom stock units vest in three equal installments on each anniversary of the grant date, the first vesting date of which was June 22, 2012 for Messrs. Anderson, Axani and Ms. Mackenzie, July 1, 2012 for Mr. Bereznicki, and September 6, 2012 for Mr. Kraus.

(3)
Each of the phantom stock units vest in three equal installments on each anniversary of the grant date, the first vesting date of which was January 12, 2012.

(4)
Reflects the outstanding equity awards that Messrs. Anderson and Bereznicki held as of December 31, 2012, and does not take into account forfeitures that have occurred in the 2013 year in connection with their terminations of employment.

 Option Exercises and Stock Vested in the 2012 Fiscal Year

        The following table provides information, on an aggregate basis, about stock options that were exercised and restricted stock awards that vested during the fiscal year ended December 31, 2012 for each of the named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (US$)(1)
David M Anderson	26,817	69,992
Edward J. Bereznicki	13,000	35,230
Douglas Axani	10,727	27,997
Charles R. Kraus	12,695	15,996
Shona Mackenzie	10,727	27,997

(1)
The first tranche of phantom stock units granted to Messrs. Anderson and Axani and Ms. Mackenzie vested on June 22, 2012 and settled in cash at a price of US$2.61 per unit. The stock units granted to Mr. Bereznicki vested on July 1, 2012 and settled in cash at a price of US$2.71 per unit. The stock units granted to Mr. Kraus vested on September 6, 2012 and settled in cash at a price of US$1.26 per unit. The values realized reflect the total value achieved by each NEO, prior to the deduction of applicable taxes.

Pension Benefits

        We do not currently maintain a pension plan for our employees.

Potential Payments Upon Termination or Change in Control

        The following summaries and table describe and quantify the potential payments and benefits that we would provide to our named executive officers in connection with termination of employment and/or change in control.

  Named Executive Officer Severance Agreements

        We do not maintain formal employment agreements with our named executive officers, but we do have severance agreements with each of our named executive officers that provide for benefits in the event of certain defined involuntary terminations.

        We entered into severance agreements with Messrs. Anderson, Axani and Ms. Mackenzie dated June 1, 2011, with Mr. Kraus dated September 6, 2011, and with Mr. Bereznicki dated October 12, 2011. The term of each severance agreement continues indefinitely, unless terminated by us, in our sole discretion, within 30 days after the date that is 30 months after the effective date of the agreement or within 30 days after each successive 30-month period of time thereafter that the severance agreement is in effect. In March 2012, our Board approved the entry by Lone Pine into the first amendment (the "First Amendment") to the severance agreement with Mr. Kraus. The First Amendment is designed to ensure that the severance agreements satisfy the requirements for an exemption from the application of Section 409A (which governs the payment of deferred compensation) of the United States Internal Revenue Code (the "US Code").

        Pursuant to each severance agreement, an executive is entitled to receive severance benefits upon an Involuntary Termination that occurs within two years after the date upon which a Change in Control occurs (referred to as a termination in connection with a Change in Control for purposes of this section). Upon such a termination, an executive will receive the following severance benefits: (1) a lump sum cash payment equal to 2.5 times the executive's annual base salary, paid on the date that is 60 days after the date of termination; (2) to the extent that the executive and the executive's dependents (including the executive's spouse and eligible dependents) were covered under our medical and dental benefit plans on the day prior to the date of termination, continued coverage under such plans (or equivalent benefits) for a period of 24 months, or until the executive becomes eligible to receive medical and dental coverage from a subsequent employer, without cost to the executive; and (3) full vesting of any and all outstanding options to purchase our common stock held by the executive and all of the executive's accrued benefits under any and all nonqualified deferred compensation plans sponsored by us shall become immediately non-forfeitable.

        The severance agreements provide that if the severance benefits are not paid when due, an executive is entitled to interest on the amount payable from the date the payment should have been made until the date the payment is made, which such interest shall be calculated at 10% plus the prime rate of interest for Canadian dollar loans announced by JPMorgan Chase Bank, N.A., Toronto Branch (or any successor thereto), on a non-compounded basis. All severance benefits payable under the severance agreements are contingent on the execution and nonrevocation by the executive of a release for our benefit and the benefit of our related entities and agents. No named executive officer has any right to receive a "gross up" for any excise tax imposed by Section 4999 of the US Code, or any federal, state and local income tax resulting from payment of severance benefits under a severance agreement.

        For purposes of the severance agreements, the following terms have been given the meanings set forth below:

  (a)
  "Change in Control" means, subject to specific exceptions set forth in the severance agreements, the occurrence of one of the following events: (i) a person or group of persons acquires beneficial ownership of 50% or more of the outstanding common stock of us or the voting securities of us; (ii) a majority of the members of our Board is replaced by members who were not endorsed by at least a majority of the Board members prior to their appointment; or (iii) the consummation of a corporate transaction other than a corporate transaction where (A) the holders of our common stock and voting securities outstanding immediately prior to the transaction continue to hold more than 50% of the then outstanding common stock and voting securities of the surviving entity immediately after the corporate transaction and (B) at least a majority of the members of our Board of the surviving entity were members of our Board immediately prior to the transaction.

  (b)
  "Change in Duties" means the occurrence of any one or more of the following: (i) a significant change in the nature or scope of an executive's authorities or duties from those applicable to him immediately prior to the date on which a Change in Control occurs; (ii) a reduction in an executive's base salary from that provided to him immediately prior to the date on which a Change in Control occurs; (iii) a diminution in an executive's eligibility to participate in bonus, stock option, incentive award and other compensation plans which provide opportunities to receive compensation which are the greater of (A) the opportunities provided by us for employees with comparable duties or (B) the opportunities under any such plans under which the executive was participating immediately prior to the date on which a Change in Control occurs; (iv) a diminution in employee benefits and perquisites applicable to an executive from the greater of (A) the employee benefits and perquisites provided by us to employees with comparable duties or (B) the executive's benefits and perquisites to which he was entitled immediately prior to the date on which a Change in Control occurs; or (v) a change in the location of an executive's principal place of employment by us by more than 50 miles from the location where the executive was principally employed immediately prior to the date on which a Change in Control occurs.

  (c)
  "Involuntary Termination" means a termination of a named executive officer's employment with us by us for any reason other than a Termination for Cause, a termination due to a retirement (a resignation at age sixty-five), disability or death, or by the named executive officer after 60 days following the date upon which the named executive officer is subjected to a Change in Duties.

  (d)
  "Termination for Cause" means termination of an executive's employment by us due to the executive's (i) gross negligence in performance of duties, (ii) willful and continued failure to perform duties, (iii) willful engagement in conduct which is materially injurious to us (monetarily or otherwise) or (iv) conviction of a misdemeanor involving moral turpitude or a felony.

  2011 Stock Incentive Plan Awards

        We entered into phantom stock unit agreements with each of our named executive officers through which we granted awards of phantom stock units under the 2011 Stock Incentive Plan. The phantom stock unit agreements we entered into with Messrs. Anderson, Bereznicki, Axani and Kraus and Ms. Mackenzie provide for the accelerated vesting of phantom stock units upon the occurrence of certain events. Pursuant to the phantom stock unit agreements, if a Corporate Change occurs and an executive has been continuously employed by us from the date the phantom stock unit agreement was entered into until the date of the Corporate Change or if an executive's employment with us is terminated by reason of death, Disability or Involuntary Termination, all phantom stock units shall immediately become fully vested and all forfeiture restrictions shall lapse. Upon the vesting of the phantom stock units, the phantom stock units shall be settled in accordance with the terms of the phantom stock unit agreement.

        For purposes of the phantom stock unit agreements, the following terms have been given the meanings set forth below:

  (a)
  "Corporate Change" means, subject to specific exceptions set forth in the phantom stock unit agreements, the occurrence of one of the following events: (i) the failure of our company to be a surviving entity in any merger, amalgamation, consolidation or other reorganization or business combination, (ii) the sale, lease or exchange of all or substantially all of our assets to any other person or entity, (iii) our company is to be dissolved or liquidated, (iv) any person or group of persons acquires ownership of more than 50% of the outstanding shares of our voting stock or (v) as a result of or in connection with a contested election of directors, the persons who were directors of our company before such election cease to constitute a majority of our Board.

  (b)
  "Disability" means, as a result of an executive's incapacity due to physical or mental illness, the executive shall have been absent from the full-time performance of the executive's duties for six consecutive months and the executive shall not have returned to full-time performance of duties within 30 days after written notice of termination is given to the executive by us.

  (c)
  "Involuntary Termination" means any termination of an executive's employment with us that does not result from (i) a resignation by the executive, (ii) a termination as a result of death or Disability or (iii) a termination of the executive's employment by us by reason of the executive's unsatisfactory performance of duties, to be determined by us in our sole discretion, or final conviction of a misdemeanor involving moral turpitude or a felony.

Potential Payments under Severance Agreements and 2011 Stock Incentive Plan Awards

        The following table reflects the estimated payments and other benefits due as of December 31, 2012 pursuant to the severance agreements and the accelerated vesting of the 2011 Stock Incentive Plan awards of each of our named executive officers, assuming, as applicable, that an Change in

Control or Corporate Change, as applicable, occurred and such named executive officers were terminated effective December 31, 2012.

        For purposes of the table below, the per-share price of our common stock was assumed to be US$1.23, which was the closing price of our shares on December 31, 2012. Although these amounts represent our best estimate, the actual amounts to be paid to our named executive officers can only be determined on the actual date of separation. The amounts below have been converted to U.S. dollars for purposes of the table using the Bank of Canada noon exchange rate of Cdn$1.00 = US$1.0051, which was the rate in effect on December 31, 2012.

Executive Name	Involuntary Termination (without Change in Control)	Involuntary Termination in Connection with Change in Control	Death and Disability	Corporate Change
David M. Anderson(4)
Cash Payment (Severance Agreement)(1)	N/A	1,005,100	N/A	N/A
Welfare Benefits(2)	N/A	4,819	N/A	N/A
Accelerated Vesting of 2011 Stock Incentive Plan Awards(3)	235,420	235,420	235,420	235,420
Total	235,420	1,245,339	235,420	235,420
Edward J. Bereznicki(4)
Cash Payment (Severance Agreement)(1)	N/A	728,698	N/A	N/A
Welfare Benefits(2)	N/A	4,819	N/A	N/A
Accelerated Vesting of 2011 Stock Incentive Plan Awards(3)	116,705	116,705	116,705	116,705
Total	116,705	850,222	116,705	116,705
Douglas Axani
Cash Payment (Severance Agreement)(1)	N/A	653,315	N/A	N/A
Welfare Benefits(2)	N/A	4,819	N/A	N/A
Accelerated Vesting of 2011 Stock Incentive Plan Awards(3)	94,169	94,169	94,169	94,169
Total	94,169	752,303	94,169	94,169
Charles R. Kraus
Cash Payment (Severance Agreement)(1)	N/A	691,006	N/A	N/A
Welfare Benefits(2)	N/A	4,819	N/A	N/A
Accelerated Vesting of 2011 Stock Incentive Plan Awards(3)	93,144	93,144	93,144	93,144
Total	93,144	788,969	93,144	93,144
Shona Mackenzie
Cash Payment (Severance Agreement)(1)	N/A	653,315	N/A	N/A
Welfare Benefits(2)	N/A	4,819	N/A	N/A
Accelerated Vesting of 2011 Stock Incentive Plan Awards(3)	94,169	94,169	94,169	94,169
Total	94,169	752.303	94,169	94,169

(1)
As provided for under the severance agreements, represents lump sum cash payment equal to 2.5 times the named executive officer's annual base salary.

(2)
As provided for under the severance agreements, represents the value of the continuation of medical and dental benefits for each named executive officer (and, as applicable, his or her spouse and eligible dependents) under our plans for 24 months.

(3)
The amounts within the Involuntary Termination (without a Change in Control) column , the Death and Disability column, and the Corporate Change column reflect the accelerated value of all phantom stock units held by the executive upon an Involuntary Termination pursuant to the award agreements. While the severance agreements would also provide for the accelerated vesting of the stock options held at the time that the executive incurred an Involuntary Termination in connection with a Change in Control, the outstanding stock options were "underwater" as of December 31, 2012 and there would have been no value associated with an acceleration of those awards on that date.

(4)
The amounts within this table reflect our best estimates of the amounts that Messrs. Anderson and Bereznicki could have received under their formal severance agreements as of December 31, 2012, before the termination of their employment occurred on February 27, 2013 (the "Severance Date"). Amounts that Messrs. Anderson and Bereznicki received in connection with their terminations of employment are disclosed below.

  Severance Arrangements

        On March 13, 2013, we entered into severance arrangements with each of Messrs. Anderson and Bereznicki. The severance arrangements reiterated the treatment that all equity awards granted pursuant to the 2011 Stock Incentive Plan held by each of Messrs. Anderson and Bereznicki would receive due to their terminations of employment, which have already been described above. Settlement of the equity awards included the awards disclosed within the Outstanding Equity Awards at 2012 Fiscal Year-End table above, as well as the equity awards that we granted to each of our named executive officers during 2013. Cash settlements of Mr. Anderson's phantom stock units equaled Cdn$276,094 (US$269,357), and he received 672,113 shares of our common stock (409,990 shares after a reduction in shares for withholding taxes) in settlement of his remaining phantom stock units and performance units (which, based on our US$1.00 stock price on the Severance Date, had a value of approximately US$672,113). Mr. Anderson will also be eligible to exercise 35,030 stock options for a period of three months following the Severance Date. Cash settlements of Mr. Bereznicki's phantom stock units equaled Cdn$170,281 (US$166,126), and he received 414,393 shares of our common stock (252,781 shares after a reduction in shares for withholding taxes) in settlement of his remaining phantom stock units and performance units (which, based on our US$1.00 stock price on the Severance Date, had a value of approximately US$414,393). Mr. Bereznicki will also be eligible to exercise 17,515 stock options for a period of three months following the Severance Date. The severance arrangements also provide for common law severance payments, which were paid in one lump sum, less applicable tax withholding amounts, following each individual executing a customary release and confidentiality agreement in our favor. For Mr. Anderson, his severance payment was equal to Cdn$600,000 (US$585,360) and for Mr. Bereznicki, Cdn$300,000 (US$292,680). Each executive will also receive the continuation of health and welfare benefits until April 30, 2013. The amounts in the paragraphs above have been converted to U.S. dollars using the Bank of Canada noon exchange rate of Cdn$1.00 = US$0.9756, which was the rate in effect on the Severance Date.

Compensation Practices and Risk

        The Compensation Committee has conducted a risk assessment of our compensation policies and practices. All aspects of our compensation programs, including base salary, annual incentive compensation, long-term incentive compensation and benefits, including severance benefits payable upon involuntary termination of employment, have been reviewed in terms of the long-term best interests of stockholders. The Compensation Committee believes that our executive pay practices comprise adequate financial security and incentives for executive officers to achieve our optimal short-term and long-term objectives. The Compensation Committee has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

DIRECTOR COMPENSATION

        We maintain a compensation program for our non-employee directors that provides compensation to the directors for their services to us, including a US$60,000 base director fee, an additional US$15,000 fee to the Chairman of the Audit and Reserves Committee, an additional US$10,000 fee to the Chairman of any other committee and a US$5,000 fee to other committee members for their service in such roles.

        In addition, our non-employee directors are eligible to receive restricted stock awards or, in the case of our Canadian non-employee directors, phantom stock awards. On an annual basis, each non-employee director who is elected to our Board will receive, as of the date of his or her election, an award covering a number of shares of our common stock equal to the quotient obtained by dividing US$100,000 (or, in the case of the Chairman of our Board, US$150,000) by the fair market value of a share of our common stock on the date of his or her election to the Board. As of the date of each annual meeting of our stockholders, each of our non-employee directors then in office and who is not entitled to receive (and who has not, during the period beginning on January 1 next preceding the date of such annual meeting and ending on the date of such annual meeting, received) an award as described above will receive an award covering a number of shares of our common stock equal to the quotient obtained by dividing US$100,000 (or, in the case of the Chairman of our Board, US$150,000) by the fair market value of a share of our common stock on the date of such annual meeting. Each award described in this paragraph will be subject to vesting conditions determined in the discretion of our Board or a committee of our Board prior to the time of grant of the award.

        Each non-employee director will be reimbursed for out-of-pocket expenses in connection with attending meetings of our Board or any applicable committees, and each director will be fully compensated by us for actions associated with being a director (to the extent permitted under Delaware law).

        Our employees who also serve as directors do not receive additional compensation for their service on our Board. The compensation that we provided to Mr. Anderson for the 2012 fiscal year has been fully disclosed in the Summary Compensation Table above, and he did not receive any compensation from us with respect to his service on our Board for 2012.

Name	Fees Earned or Paid in Cash (US$)		Stock Awards (US$)(1)	All Other Compensation (US$)	Total (US$)
David M. Fitzpatrick(2)	70,000		100,000	—	170,000
Dale J. Hohm	87,500	(3)	100,000	—	187,500
Loyola G. Keough	70,000		100,000	—	170,000
Patrick R. McDonald	80,000		150,000	—	230,000
Donald McKenzie	75,000		100,000	—	175,000
Robert Wonnacott	70,000		100,000	—	170,000

(1)
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures relating to service-based vesting conditions. The discussion of the assumptions used in calculating these values can be found in Note 3 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. As of December 31, 2012, each non-employee director held the following numbers of outstanding equity awards: Mr. McDonald, 40,761 shares of restricted stock; Mr. Fitzpatrick, 27,174 phantom stock units; Mr. Keough, 27,174 phantom stock units; Mr. Hohm, 27,174 phantom stock units; Mr. McKenzie, 27,174 shares of restricted stock; and Mr. Wonnacott, 27,174 phantom stock units.

(2)
Mr. Fitzpatrick was appointed Interim Chief Executive Officer in February 2013.

(3)
Mr. Hohm's fees include fourth quarter 2011 compensation of $12,500, which was carried over and paid in the first quarter of 2012.

 AUDIT AND RESERVES COMMITTEE REPORT

        The Audit and Reserves Committee is appointed by the Board of Directors of Lone Pine Resources Inc. to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Lone Pine's financial statements and financial reporting process and systems of internal controls regarding finance, accounting and compliance with legal and regulatory requirements; (2) the independence, qualifications and performance of Lone Pine's independent registered public accounting firm; (3) the effectiveness and performance of Lone Pine's internal audit function; and (4) other matters as set forth in the charter of the Committee, which was approved by the Board of Directors.

        Management is responsible for Lone Pine's financial statements and its financial reporting processes, including the systems of internal controls and disclosure controls and procedures. Ernst & Young LLP, the independent registered public accounting firm, is responsible for performing an independent audit of Lone Pine's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Lone Pine for the fiscal year ended December 31, 2012. The Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T and as amended to date. In addition, the Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Committee concerning independence, and the Committee discussed with the independent registered public accounting firm that firm's independence.

        Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements of Lone Pine be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

        Respectfully submitted by the Audit and Reserves Committee of the Board of Directors,

Dale J. Hohm (Chairman) Patrick R. McDonald Robert Wonnacott

 OTHER MATTERS

        As of the date of filing this Proxy Statement, our Board is not aware of any other business or nominee to be presented or voted upon at the Annual Meeting other than those set forth in this Proxy Statement and has no present knowledge that any other matters will or may be brought before the Annual Meeting by others. However, if any other matters properly come before the Annual Meeting, then the proxy holders will vote the proxies in accordance with their judgment. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted by the proxy holder in accordance with the specification.

HOUSEHOLDING

        We may send a single set of proxy materials and other stockholder communications to any household at which two or more stockholders reside unless we have received contrary instructions from those stockholders. This process is called "householding." This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The proxy materials and other stockholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our proxy materials for each stockholder sharing your address in the future, please contact our Corporate Secretary by mail at our principal executive offices, which are located at Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4, by phone at (403) 292-8000 or by email at info@lonepineresources.com, and we will promptly deliver to you the requested material. You may also contact us in the same manner if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

        Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2014 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary no later than November 29, 2013. No stockholder proposal was received for inclusion in this Proxy Statement.

        In addition to the requirements of Rule 14a-8, and as more specifically provided for in our Second Amended and Restated Bylaws, in order for a nomination of persons for election to our Board or a proposal of business to be properly brought before our annual meeting of stockholders, it must be either specified in the notice of the meeting given by our Corporate Secretary or otherwise brought before the meeting by or at the direction of our Board or any committee thereof or by a stockholder of record at the time the notice was provided, who is entitled to vote at the meeting and who complies with the notice procedures set forth in our Second Amended and Restated Bylaws. A stockholder making a nomination for election to our Board or a proposal of business for the 2014 Annual Meeting of Stockholders must deliver proper notice to our Corporate Secretary at least 90 days but not more than 120 days prior to the first anniversary date of the 2013 Annual Meeting of Stockholders. In other words, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2014 Annual Meeting of Stockholders, it should be properly submitted to our Corporate Secretary no earlier than January 15, 2014 and no later than February 14, 2014.

        Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2013 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before February 11, 2014, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of the matter after February 11, 2014, and the matter nonetheless is permitted to be presented at the 2014 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

        If we increase the number of directors to be elected at an annual meeting, we must make a public announcement naming all of the nominees for director and specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year's annual meeting. However, if we fail to make such an announcement, a stockholder's notice regarding the nominees for the new positions created by the increase will be considered timely if it is delivered to our Corporate Secretary not later than the close of business on the 10th day following the day on which the public announcement is first made.

        For each individual that a stockholder proposes to nominate as a director, the stockholder's written notice to our Corporate Secretary must include the potential candidate's name, contact information, biographical information and qualifications. The notice must also include the potential candidate's written consent to being named in our proxy statement as a nominee and to serving as a director if nominated and elected. For any other business that a stockholder desires to bring before an annual meeting, the stockholder notice must provide a brief description of such business, the text of the proposal or business, the reasons for conducting the business and any material interest in the business of the stockholder and any beneficial owner on whose behalf the stockholder has made the proposal. Finally, if a stockholder provides notice for either event described above, the notice must also include the following information in addition to any other information required by Rule 14a-8:

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  the name and address of the stockholder as it appears on our books;

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  the name and address of the beneficial owner, if any, as it appears on our books;

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  the class or series and the number of shares of our stock that are owned beneficially and of record by the stockholder and the beneficial owner;

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  description of any agreement, arrangement or understanding with respect to the nomination or proposal among such stockholder and/or such beneficial owner, any of their respective affiliates or associates and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee;

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  a description of any agreement, arrangement or understanding by such stockholder and such beneficial owners the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder or such beneficial owner, with respect to our stock;

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  a representation that the stockholder is a holder of record entitled to vote and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

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  a representation whether the stockholder or the beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination.

 2012 ANNUAL REPORT

        A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, excluding exhibits, is available at www.lonepineresources.com, and will be furnished at no charge to each person to whom a proxy statement is delivered upon the request of such person. Exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibits. Such requests should be directed to our Corporate Secretary, by mail at Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4, by phone at (403) 292-8000 or by email at info@lonepineresources.com. Additionally, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including exhibits, is available to the public at the SEC's website at ww.sec.gov.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on May 14, 2013. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on May 14, 2013. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON If you would like to attend the Annual Meeting and vote in person, please review the requirements in the accompanying proxy statement. For directions to and a map of the Annual Meeting, visit the Investor Relations portion of the company's website at www.lonepineresources.com. LONE PINE RESOURCES INC. SUITE 1100, 640-5TH AVENUE SW CALGARY, ALBERTA CANADA T2P 3G4 M56439-P37156 LONE PINE RESOURCES INC. The Board of Directors recommends you vote FOR the following nominees: Withhold For 1. Election of the two Class II director nominees. ! ! 1a. Patrick R. McDonald ! ! 1b. Rob Wonnacott Against Abstain For The Board of Directors recommends you vote FOR the following proposals: ! ! ! 2. Proposed amendment to Lone Pine Resources Inc.'s Certificate of Incorporation to eliminate the classified structure of the Board of Directors over a period of two years. ! ! ! 3. Advisory vote to approve named executive officer compensation. ! ! ! 4. Ratification of the appointment by the Audit and Reserves Committee of Ernst & Young LLP as the independent registered public accounting firm of Lone Pine Resources Inc. for the year ending December 31, 2013. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. ! For address changes or comments, please check this box and write them on the back where indicated. ! ! Please check this box if you plan to attend the Annual Meeting. No Yes Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 15, 2013: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2012 are available at www.proxyvote.com. M56440-P37156 LONE PINE RESOURCES INC. Annual Meeting of Stockholders May 15, 2013 at 9:30 a.m., Mountain Daylight Time This proxy is solicited by the Board of Directors The undersigned stockholder of Lone Pine Resources Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement for the 2013 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended December 31, 2012 and hereby appoints Shane K. Abel and Charles R. Kraus, and each of them singly, as proxies, with full power of substitution, to vote all of the shares of Common Stock of LONE PINE RESOURCES INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 a.m., Mountain Daylight Time, on May 15, 2013, at The Metropolitan Conference Centre, 333-4th Avenue SW, Calgary, Alberta, T2P 0H9, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof. Address changes or comments: (If you noted any address changes or comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side